Exhibit 10.3

Execution Copy

***Text Omitted and Filed Separately

with the Securities and Exchange Commission.

Confidential Treatment Requested

Under 17 C.F.R. Sections 200.80(b)(4)

and 240.24b-2.

COLLABORATIVE RESEARCH,

DEVELOPMENT, COMMERCIALIZATION

AND LICENSE AGREEMENT

BETWEEN

SENOMYX, INC.

AND

AJINOMOTO CO., INC.

COLLABORATIVE RESEARCH, DEVELOPMENT,
COMMERCIALIZATION AND LICENSE AGREEMENT

THIS AGREEMENT is entered into as of March 23, 2006 (the “Effective Date”) by and between SENOMYX, INC., a Delaware Corporation having offices at 11099 North Torrey Pines Road, La Jolla, CA 92037, U.S.A. (“Senomyx”) and AJINOMOTO CO., INC., a Japanese Corporation, having its principal place of business at 15-1, Kyobashi 1-chome, Chuo-ku, Tokyo 104-8315, Japan (“Ajinomoto”).

BACKGROUND

Ajinomoto and Senomyx desire to enter into this Agreement whereunder Senomyx will grant Ajinomoto certain license rights to Senomyx [***] Compounds and Senomyx [***] Compounds for use in the field and in the territory as provided herein below. In addition, this Agreement will cover two collaborative research and/or development programs to (i) develop Senomyx [***] Compounds during the Collaborative Period under the applicable Research Plan for use in the applicable product categories and Territory set forth in Section 8.1 (the “[***] Program I”); and (ii) discover and develop Senomyx [***] Compounds during the Collaborative Period under the applicable Research Plan for use in the applicable product categories and Territory set forth in Section 8.2 (the “[***] Program II”).

NOW, THEREFORE, in consideration of the foregoing promises and of the covenants, representations and agreements set forth below, the parties hereby agree as follows:

THE AGREEMENT

1.     Definitions. Certain terms set forth in this Agreement with initial capitals are defined in Appendix A, which is incorporated herein by reference.

2.     Steering Committee. Within [***] of the Effective Date, the parties will establish a joint steering committee, which will be made up of representatives from the parties (the “Steering Committee”). The Steering Committee will direct the efforts of the Collaborative Program. The Steering Committee will consist of two (2) representatives designated by Senomyx and two (2) representatives designated by Ajinomoto. Steering Committee members may delegate their voting powers to delegates from their respective companies. Each member of the Steering Committee will have one (1) vote. The Steering Committee will meet at least four (4) times per year during the Collaborative Period, and thereafter from time to time, using mutually agreed upon meeting locations and formats including teleconferencing and videoconferencing. Each party shall bear its own expenses relating to the meetings and activities of the Steering Committee. Senomyx will prepare and deliver to the members of the Steering Committee minutes of such meetings for review and

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approval by both parties. Decisions of the Steering Committee will be made by unanimous vote, at a meeting where all four voting representatives are present, or by unanimous written consent.

3.     Collaborative Program.

3.1          Research Plans; Staffing.

(A)   Research Plans. The parties will prepare the Research Plans within [***] from the Effective Date and will conduct the [***] Program I and [***] Program II pursuant thereto. The Research Plan will be reviewed at the first meeting of the Steering Committee. The Research Plans for the respective programs will be prepared and reviewed as follows:

•      [***] Program I:  [***], the Steering Committee will authorize the same; and

•      [***] Program II: [***], the Steering Committee will authorize the same.

(B)   Staffing. Senomyx represents and warrants that the personnel it will provide to participate in the Collaborative Program are qualified to perform the work in the respective Research Plan. Senomyx shall identify to Ajinomoto the Senomyx personnel, including their academic and work experience, who shall participate in the Collaborative Program. Senomyx may change such personnel to other qualified personnel from time to time, in its reasonable discretion, provided that, to the extent reasonably possible, Senomyx shall notify Ajinomoto in advance of any such change and identify to Ajinomoto such new personnel, including their academic and work experience.

3.2      [***] Program I.  During the Collaborative Period, Senomyx will collaborate with Ajinomoto in [***] Program I on (i) an Exclusive basis with respect to [***] Product Category I in the Territory; (ii) a Co-Exclusive basis with respect to [***] Product Category II in the Territory; and (iii) an Exclusive basis with respect to [***] Product Category III in the Territory.

(A)  Research Plan. The Research Plan for [***] Program I shall include (i) evaluation by Ajinomoto of the Senomyx [***] Compound(s); and (ii) product development by Ajinomoto of the same.

(B)   Responsibilities of the Parties. During the Collaborative Period, Ajinomoto will use its reasonable commercial efforts to perform the activities outlined in the Research Plan. During the Collaborative Period,

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Senomyx will use its reasonable commercial efforts using the Research Fee provided under Section 7.3 to support Ajinomoto’s performance of the activities in accordance with the Research Plan, including, without limitation, [***] (i) making available any and all relevant information regarding the Senomyx [***] Compounds with respect to [***]; and (ii) providing to Ajinomoto reasonable quantities of [***] Senomyx [***] Compounds selected by Ajinomoto, for evaluation and/or product development. During the Collaborative Period, Ajinomoto may include in [***] Program I the evaluation of the [***] Compounds needed under [***] Program I, or subject to Section 13, may have a third party manufacture the same. [***] Upon expiration of the Collaborative Period, the parties’ research and development obligations pursuant to this Section 3.2 will expire.

(C)   Co-Exclusivity/Exclusivity. For so long as Ajinomoto maintains its Exclusive and Co-Exclusive licenses pursuant to Sections 8.1 and 8.2, Senomyx [***]. For the avoidance of doubt, this Section 3.2(C) will not be construed as [***].

3.3      [***] Program II.  During the Collaborative Period, Senomyx will collaborate with Ajinomoto in [***] Program II on (i) an Exclusive basis [***] in [***] Product Category I in the Territory; (ii) a Co-Exclusive basis [***] in [***] Product Category II in the Territory; (iii) an Exclusive basis [***] in [***] Product Category II in the Territory; (iv) an Exclusive basis [***] in [***] Product Category III in the Territory; and (v) an Exclusive basis [***] in [***] Product Category IV in the Territory.

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(A)  Research Plan. The Research Plan for [***] Program II shall include (i) research by Senomyx to determine whether there are any Senomyx [***] Compounds among the compounds Controlled by Senomyx and [***]; (ii) evaluation of Senomyx [***] Compounds by Ajinomoto; and (iii) development by Ajinomoto of Selected Senomyx [***] Compounds. Ajinomoto will decide whether or not to conduct the work provided in Section 3.3 (A) (ii) and (iii) based on the results of the work provided for in Section 3.3 (A) (i). In the event that Ajinomoto wishes Senomyx to [***] Controlled by Senomyx in an attempt to [***] Compound, Ajinomoto shall so notify Senomyx and Senomyx shall prepare a draft Research Plan for Ajinomoto’s review. Following approval by the Steering Committee of such Research Plan, such Research Plan shall be included in [***] Program II. In the event such [***] is included in [***] Program II, the Steering Committee shall [***]; provided, however, that (i) in no event shall the amount of such [***]; and (ii) such [***].

(B)   Responsibilities of the Parties. During the Collaborative Period, Senomyx will use its reasonable commercial efforts using the applicable Research Fee provided under Section 7.3 to perform the activities outlined in the Research Plan. [***] Senomyx will prepare a data package for Senomyx [***] Compounds, and reasonable quantities of [***] Senomyx [***] Compounds, which results from the works described in Section 3.3 (A) (i) and (ii), subject to agreement of the parties on the contents of such data package. During the Collaborative Period, Ajinomoto will use its reasonable commercial efforts to perform the activities in accordance with the Research Plan, and the evaluation of the data package and the [***] Senomyx [***] Compounds. With respect to each Senomyx [***] Compound [***] in the course of [***] Program II, by no later than [***] immediately following the Collaborative Period (the “Selection Date”), Ajinomoto may, upon written notice to Senomyx, select [***] Senomyx [***] Compound(s), or such larger reasonable number as the parties shall reasonably agree, for development; provided, however, that if a Regulatory Approval has been obtained with respect to a Senomyx [***] Compound at least

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[***] prior to the Selection Date, Ajinomoto may decide by a date which is [***] after the date of [***] whether Ajinomoto selects such compound or not; provided further, that Ajinomoto shall [***]. Until the Selection Date, Ajinomoto may include in [***] Program II the evaluation of the manufacturability of the relevant Senomyx [***] Compound, and if Ajinomoto so desires, it may manufacture any necessary additional quantities of such Senomyx [***] Compounds needed under [***] Program II, or subject to Section 13, may have a third party manufacture the same. [***]  During the Collaborative Period, Senomyx and Ajinomoto will cooperate in good faith to support the other party’s performance of the activities set forth in the Research Plan. Upon expiration of the Collaborative Period, the parties’ research and development obligations pursuant to this Section 3.3 will expire. If no compounds are selected as Selected Senomyx [***] Compound(s) pursuant to this Section 3.3(B) by the Selection Date, [***].

(C)   Extension of the Collaborative Period. Ajinomoto may extend the Collaborative Period for [***] Program II beyond the original three (3) year Collaborative Period. If Ajinomoto chooses to extend the Collaborative Period for [***] Program II, Ajinomoto must notify Senomyx at least [***] prior to expiration of the Collaborative Period. In such event, the Collaborative Period of [***] Program II shall be extended in [***] increments; provided, however, that in no event shall the Research Fee in the Collaborative Period so extended [***].

(D)  Co-Exclusivity/Exclusivity. During the Collaborative Period, Senomyx shall [***]; provided, however, that Senomyx may [***]. Notwithstanding the foregoing, this Section 3.3(D) will not be construed as [***]

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[***]. For the avoidance of doubt, provided that Ajinomoto has [***], Ajinomoto shall [***].

3.4      Acceptance of Ajinomoto’s Scientists. For the purpose of [***] Program II, Senomyx will accept [***] Ajinomoto’s scientists at Senomyx’s laboratory (“Ajinomoto Scientists”), the detailed terms and conditions of such acceptance of the Ajinomoto Scientists will be discussed and agreed between Senomyx and Ajinomoto separately. Such terms and conditions will include [***].

3.5      Product Development and Commercialization.

(A)  Product Development. Within a commercially reasonable time, but no later than [***] of the selection of a Selected Senomyx [***] Compound, Ajinomoto will prepare a plan for product development (the “Product Development Plan”) for [***] Products containing such compound for approval by the Steering Committee, which will be incorporated into the minutes of the Steering Committee. Within a commercially reasonable time, but no later than [***] of the Effective Date, Ajinomoto will prepare a Product Development Plan for [***] Products containing Senomyx [***] Compounds for approval by the Steering Committee. The Product Development Plan(s) will set forth the following:  (i) specific products with potential inclusion of any of the Selected Senomyx [***] Compound(s) and/or Senomyx [***] Compounds; (ii) specific countries of potential interest for commercialization of [***] Products; (iii) prioritization of [***] Products and countries for development and commercialization; and (iv) a development plan timeline including plans for [***] Product [***]. Ajinomoto will use its commercially reasonable efforts to perform the activities set forth in the Product Development Plan(s). For the avoidance of doubt, Ajinomoto will be responsible for [***] of [***] Product [***] in accordance with the activities outlined in the Product Development Plan(s).

(B)   Product Commercialization. Ajinomoto will use commercially reasonable efforts to commercialize [***] Product containing one or more

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Senomyx [***] Compounds within [***] from [***]. Ajinomoto will use commercially reasonable efforts to commercialize [***] Product containing one or more of the Selected Senomyx [***] Compound(s) within [***] from [***]. Notwithstanding any failure of Ajinomoto to commercialize [***] Product in [***] within such period, Ajinomoto shall not lose any rights under Section 8 in [***]. Ajinomoto may, at any time, elect to discontinue all rights to one or more Senomyx [***] Compounds or one or more Selected Senomyx [***] Compounds on a country-by country basis upon written notice to Senomyx, and Ajinomoto will, after such written notice, lose all rights provided for in Section 8 to such compound(s) in such discontinued country(ies) and also will be released from any obligations with respect to such compound(s) in such country(ies). Notwithstanding the foregoing, (i) any accrued payment obligations of Ajinomoto (including minimum annual royalties) will continue to be payable; and (ii) such minimum annual royalty obligations with respect to (x) [***] and/or (y) [***] will continue unless Ajinomoto has discontinued all rights to all Senomyx [***] Compounds and all Selected Senomyx [***] Compounds in either (i) [***] and/or (ii) [***].

3.6      Regulatory. Through the Steering Committee process, both parties will have input into the regulatory approval process to be followed with respect to Senomyx [***] Compound(s) and Senomyx [***] Compound(s), including, without limitation, safety studies, regulatory strategy, and timing.

(A)  Regulatory Filings. Subject to the provision of Section 3.6(C), all regulatory filings for any Senomyx [***] Compounds and Senomyx [***] Compounds and all Regulatory Approvals received or issued in connection therewith shall be [***]. Subject to Section 3.6(C), any data that is required to submit or complete a regulatory filing or obtain Regulatory Approval (“Regulatory Filing Data”) shall be [***]. Any regulatory filings made by Ajinomoto under Section 3.6(C) and all Regulatory Approvals issued in connection therewith will [***]

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[***].

Notwithstanding the foregoing, at the request of [***], and subject to [***] consent (not to be unreasonably withheld), [***] will, with the commercially reasonable assistance of [***], represent [***].

(B)  Reimbursement of the Cost of Filings to [***]. [***] will reimburse [***] for the costs associated with the regulatory filings and the Regulatory Filing Data for the Senomyx [***] Compounds and Selected Senomyx [***] Compounds made pursuant to Section 3.6(A); provided, however, that if any Third Party licensee of [***] has the right to [***]. For the avoidance of doubt, with respect to Senomyx [***] Compounds [***].

(C)  [***] to Make Filings. If at any time Ajinomoto determines, in its reasonable discretion, that a regulatory filing with respect to a Senomyx [***] Compound or a Selected Senomyx [***] Compound in any country within the Territory is necessary, then Ajinomoto may request that Senomyx make such filing. [***] in the event that Senomyx fails to agree to make the regulatory filing requested by Ajinomoto or to take reasonable steps to make such filing (including, without limitation, taking steps to commence safety studies) within [***] of the date of such Ajinomoto request. In the event [***] the Steering Committee for the Steering Committee’s review and approval, which shall not be unreasonably withheld. To the extent [***]

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[***]. Ajinomoto hereby [***]; provided, however, that whenever Senomyx [***], then Senomyx will [***]. In addition, Senomyx will have a [***]; provided, however, that the parties will agree on [***]. Notwithstanding the foregoing, Senomyx shall [***].

4.     Right of First Negotiation and [***].

4.1      Right of First Negotiation. Until [***], Ajinomoto shall have the exclusive right of first negotiation to be granted additional licenses to expand the [***] Field or the Territory. Except to the extent that Senomyx is [***], Senomyx will, to the extent it will not breach any existing agreement with any Third Parties, negotiate in good faith with Ajinomoto the terms and conditions for a license to the expanded territory and/or [***] Field. After [***], if at any time during the Term Senomyx wishes to develop any new opportunity with a Third Party in [***] or [***], then Senomyx will notify Ajinomoto in writing of such opportunity and Ajinomoto will then have [***] to communicate to Senomyx in writing its interest in such opportunity and specific financial terms. In the event Senomyx does not receive such written notification within such [***] period or if such terms offered by Ajinomoto are [***], then Senomyx shall [***]. If the terms offered by Ajinomoto are [***], the parties shall [***] for a period not to exceed [***], which period can be extended by mutual agreement of the parties.

4.2      [***]. In the event that, [***], Senomyx grants Co-Exclusive rights to a Third Party to a Senomyx [***] Compound or

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a Selected Senomyx [***] Compound in the Territory and the [***] Field [***], Senomyx will notify Ajinomoto and Ajinomoto [***].

5.     Law and Regulation. The [***] Compounds, Senomyx [***] Compounds, Senomyx [***] Compounds, Selected Senomyx [***] Compounds, and Substances provided by Senomyx under this Agreement must be used in compliance with all applicable laws and regulations, including, without limitation, all import and export laws and regulations.

6.     Reporting. During the Collaborative Period, each party will report to the other a written summary, the contents of which shall be determined by the parties following the Effective Date, of results of research and development work it carries out, if any, under this Agreement within [***] after each quarterly Steering Committee meeting. The exchange of such report may be reasonably supplemented, at the request of the party receiving a report, by correspondence and/or, upon reasonable prior notice, visits to the other party’s facilities. In addition, each party agrees to prepare and exchange written and electronic reports concerning any results and data that must be used by either party as supporting information for any regulatory filings. Anything in this Agreement to the contrary notwithstanding, Ajinomoto shall be under no obligation to report to Senomyx [***]. Each party shall promptly bring to the other party’s attention any [***] with respect to any Senomyx [***] Compound or Senomyx [***] Compound.

7.     Financial Terms.

7.1          License Fee for Licenses to Senomyx [***] Compounds. In consideration for the license grants for [***] Program I under Section 8, Ajinomoto shall pay to Senomyx a license fee of [***] within [***] of the Effective Date. Such license fee shall be non-refundable and non-creditable.

7.2          Fee for Technology Access for [***] Program II and License to Senomyx [***] Compounds. In consideration for [***] Program II, including without limitation, for the license grants under Section 8 for Senomyx [***] Compounds, Ajinomoto shall pay to Senomyx a fee of [***] within [***] of the Effective Date. Such fee shall be non-refundable and non-creditable.

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7.3          Research Fees. During the Collaborative Period of [***] Program I and [***] Program II, Ajinomoto will pay Senomyx research fees for the work of Senomyx under [***] Program I and [***] Program II (“Research Fees”). The Research Fees for the first year of the Collaborative Program shall be [***] (which shall be equivalent to the cost of [***] FTEs on the basis of [***] per FTE, for [***] Program I and/or [***] Program II hereunder, including, without limitation, the cost of overhead, salaries and necessary materials and supplies for such FTEs). The Research Fees for the second year of the Collaborative Program shall be a minimum of [***]. The Research Fees for the third year of the Collaborative Program shall be a minimum of [***], and thereafter, the same will be decided through a good faith negotiation between Senomyx and Ajinomoto. The Research Fees will be paid in equal quarterly installments payable in advance. The first payment will be made within [***] following the Effective Date. The Research Fees [***].

7.4          Milestone Payments. Ajinomoto will pay Senomyx the following non-creditable, non-refundable milestone payments within [***] of the occurrence, and written backup information to Ajinomoto from Senomyx, of the following milestone events for [***] Program I and [***] Program II:

•      Milestone 1: [***];

•      Milestone 2: [***].

With respect to Milestone 2 above, within [***] of the [***], Ajinomoto will notify

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Senomyx whether Ajinomoto wishes to commercialize such compound. In the event Ajinomoto does not wish to commercialize such compound, then [***]; and

•      Milestone 3: [***].

7.5          Royalty for [***] Products. Pursuant to the provisions of Section 7.7, Ajinomoto will pay to Senomyx a royalty of [***] on [***] during the Royalty Term; provided, however, that the royalty rate of the sales of [***] Products in [***] Product Category III and [***] Product Category IV shall be [***] on [***]. For the avoidance of doubt, there shall be no double or triple royalty in the event that [***] Product contains more than any one of the following (i) Senomyx [***] Compound(s); and/or (ii) Senomyx [***] Compound(s). In the event that Ajinomoto sells [***] Products to Affiliates of Ajinomoto, royalties will be based on [***]. In all such cases above, the sales price in such transactions shall be determined on an arms-length basis. For the avoidance of doubt, [***] Products in [***] Product Category III and [***] Product Category IV shall always be sold as a [***] and shall, in no event, be sold as [***].

7.6          Minimum Annual Royalties.

7.6.1        Minimum Annual Royalty Amount. During the Royalty Term, Ajinomoto shall pay to Senomyx a minimum annual royalty based on the following schedule for each of the following two territories (“Minimum Annual Royalty”): (i) [***]; and (ii) [***].

Following [***] for [***]

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Anniversary of “Commercialization Date”	Minimum Annual Royalty Payment Due

The Commercialization Date with respect to [***] means the earlier of the following: [***].
1st Anniversary of Commercialization Date in [***]	[***]
2nd Anniversary of Commercialization Date in [***]	[***]
3rd Anniversary of Commercialization Date in [***], and successive anniversaries	[***]

Following [***] for [***]

Anniversary of “Commercialization Date”	Minimum Annual Royalty Payment Due

The Commercialization Date with respect to [***] means the earlier of the following: [***].
1st Anniversary of Commercialization Date in [***]	[***]
2nd Anniversary of Commercialization Date in [***]	[***]
3rd Anniversary of Commercialization Date in [***] and successive anniversaries	[***]

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For purposes of this Section 7.6, if [***] for a Senomyx [***] Compound prior to [***], the [***] shall be deemed to be the [***]. There will be no duplication of Minimum Annual Royalties in either territory; only one Minimum Annual Royalty will be paid in the applicable territory even if [***] for both a Senomyx [***] Compound and a Senomyx [***] Compound [***]. For each of (i) [***]; and (ii) [***], the Minimum Annual Royalties shall be paid according to a schedule based on when the first Minimum Annual Royalty payment for [***] Compound becomes due. Thus, for example, if (i) [***] for a Senomyx [***] Compound [***] in [***] on June 15, 2006 and (ii) then (x) [***] for a Senomyx [***] Compound [***] in [***] on July 15, 2006, or (y) if [***] prior thereto, Ajinomoto [***] on such date and year, Minimum Annual Royalties will first become due on [***] and each subsequent Minimum Annual Royalty payment for [***] will be due on an anniversary thereof, but no additional Minimum Annual Royalties will become due on [***] notwithstanding that such date would be [***] with respect to such Senomyx [***] Compound.

7.6.2        Calculation of the Minimum Annual Royalty. The amount by which the earned royalties provided for in Section 7.5 paid for a Minimum Annual Royalty Year (as defined below) is less than the amount of the relevant Minimum Annual Royalty shall be paid by Ajinomoto to Senomyx within [***] from the end of that Minimum Annual Royalty Year; provided, however, that a “Minimum Annual Royalty Year” shall mean each twelve-(12)-month period commencing on the Commercialization Date and each anniversary thereof. Anything in this Agreement to the contrary notwithstanding, with respect to the Minimum Annual Royalty for [***], the [***] shall be used to determine whether a Minimum Annual Royalty is due with respect to such [***].

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7.6.3        Pro Ration of Minimal Annual Royalty. In the event of the expiration or termination of this Agreement [***], the Minimum Annual Royalty for the final Minimum Annual Royalty Year shall be calculated by subtracting (i) the amount of the applicable earned royalty for such Minimum Annual Royalty Year from (ii) the product of (a) the amount of the applicable Minimum Annual Royalty multiplied by (b) the quotient of the number of days from the beginning of such Minimum Annual Royalty Year through the date of such expiration or termination divided by the number of days in such Minimum Annual Royalty Year.

7.6.4        Reset of Minimum Annual Royalty. Once the Minimum Annual Royalties are triggered as provided above, such Minimum Annual Royalties will remain in place during the entire Royalty Term unless this Agreement is earlier terminated pursuant to the provisions of Section 14; provided, however, that the Commercialization Date may be re-set if both of the following occur:  [***]. In the event the Commercialization Date is re-set, Ajinomoto will be responsible for the Minimum Annual Royalty [***] with respect to the returned compounds. By way of example, if (i) Ajinomoto commercializes in [***] Product containing a Senomyx [***] Compound, (ii) the Commercialization Date for such [***] Product is October 1, 2007, (iii) the [***] is March 31, 2010, and (iv) the aggregate earned royalties for the last Minimum Annual Royalty Year were [***], then the Minimum Royalty Payment for the last Minimum Annual Royalty Year shall be [***]. In addition, if Ajinomoto commercializes in [***] Product containing a Selected [***] Compound (“[***] Product”) more than [***], the Minimum Annual Royalties for the [***] Product for the first Minimum Annual Royalty Year will be [***].

7.7          Payment Terms. The royalties due under Section 7.5 will be paid within [***] after the end of each calendar quarter period in which such royalties are earned during the Royalty Term for [***]. With each such quarterly payment, Ajinomoto (or its respective Affiliate) will furnish to Senomyx a royalty statement in sufficient detail to permit confirmation of the accuracy of the royalty payment made, which sets forth on a country-by-country basis the [***]

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[***], the royalties payable in United States dollars, the method used to calculate the royalty, the exchange rate used and [***].

7.8          Currency of Payment. All payments to be made under this Agreement, including the royalties payable to Senomyx by Ajinomoto, will be paid in United States dollars by wire transfer or other mutually acceptable means to a bank account designated by Senomyx. With respect to each quarter, for countries other than the United States, whenever conversion of payments from any foreign currency are required, such conversion will be made at [***].

7.9          Taxes Withheld. Any income or other tax that Ajinomoto, or any of its Affiliates is required by a government agency to withhold and pay on behalf of Senomyx with respect to the royalties payable under this Agreement will be deducted from and offset against such royalties prior to remittance to Senomyx; provided, however, that in regard to any tax so deducted, Ajinomoto will give or cause to be given to Senomyx such assistance as may reasonably be necessary to enable Senomyx to claim exemption from or credit for the tax so deducted, and in each case will without delay furnish to Senomyx proper evidence of the taxes paid on Senomyx’s behalf.

7.10        Late Payment. In the event that any payment, including royalty payments, due hereunder is not made when due, the payment will accrue interest from that date due at the rate of [***] per annum; provided, however, that in no event will such rate exceed the maximum legal annual interest rate. The payment of such interest will not limit the receiving party from exercising any other rights it may have as a consequence of the lateness of any payment.

7.11        Records of [***] and Royalty Calculations. During the Royalty Term and for a period of [***] thereafter, Ajinomoto will keep complete and accurate records of [***] in sufficient detail to allow the accrued royalties to be determined accurately in accordance with the generally accepted accounting principles of the relevant country and to verify the royalty payments pursuant to Section 7.5. Senomyx, following reasonable prior written notice to Ajinomoto, will have the right [***] in order to verify the accuracy of the reports of [***] and royalty payments. [***]

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[***]. Senomyx will bear [***] unless [***], in which event, Ajinomoto will bear [***]. In all events, Ajinomoto will pay any underpayment with interest in accordance with Section 7.10 and Senomyx shall refund any overpayment with interest in accordance with Section 7.10. Senomyx acknowledges that the information concerning royalty payments reports, and all other information learned [***] constitutes the Confidential Information of Ajinomoto, but Senomyx may disclose the same to the extent necessary for Senomyx to enforce its rights under this Agreement or if disclosure is required by law or falls under an exception under Section 10.4; provided, however, that in the event of such disclosure, Senomyx shall observe the provisions of the second paragraph of Section 10.4.

8.     Grants. Commencing on the Effective Date and throughout the Royalty Term, Senomyx hereby grants to Ajinomoto the following rights, which shall be subject to the terms and conditions of this Agreement:

8.1          Grant of Rights regarding Senomyx [***] Compounds:

(A)  [***] Product Category I. An Exclusive, nontransferable (except as permitted under Sections 8.3 and 17.12) license under the Senomyx Technology to (i) use Senomyx [***] Compounds for evaluation and development of [***] Products in [***] Product Category I in the Territory; (ii) make, have made, use, sell, offer for sale, have sold, import and export [***] Products containing Senomyx [***] Compounds in [***] Product Category I in the Territory; and (iii) make and have made Senomyx [***] Compounds to be used by Ajinomoto and/or its Affiliates (only if pursuant to a permitted sublicense as provided for in Section 8.3) in [***] Products in [***] Product Category I in the Territory, subject to Section 13.

(B)   [***] Product Category II.  A Co-exclusive, nontransferable (except as permitted under Sections 8.3 and 17.12) license under the Senomyx Technology to (i) use Senomyx [***] Compounds for evaluation and development of [***] Products in [***] Product Category II in the Territory; (ii) make, have made, use, sell, offer for sale, have sold, import and export [***] Products containing Senomyx [***] Compounds in [***] Product Category II in the Territory; and (iii) make and have made Senomyx [***] Compounds to be used by Ajinomoto and/or its Affiliates (only if pursuant

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to a permitted sublicense as provided for in Section 8.3) in [***] Products in [***] Product Category II in the Territory, subject to Section 13.

(C)   [***] Product Category III. An Exclusive, nontransferable (except as permitted under Sections 8.3 and 17.12) license under the Senomyx Technology to (i) use Senomyx [***] Compounds for evaluation and development of [***] Products in [***] Product Category III in the Territory; (ii) make, have made, use, sell, offer for sale, have sold, import and export [***] Products containing Senomyx [***] Compounds in [***] Product Category III in the Territory; and (iii) make and have made Senomyx [***] Compounds to be used by Ajinomoto and/or its Affiliates (only if pursuant to a permitted sublicense as provided for in Section 8.3) in [***] Products in [***] Product Category III in the Territory, subject to Section 13.

8.2          Grant of Rights regarding Senomyx [***] Compounds. A non-exclusive, nontransferable (except as permitted under Sections 8.3 and 17.12), license under the Senomyx Technology to [***] Senomyx [***] Compound(s) [***] in [***] Product Category I, [***] Product Category II, [***] Program III and [***] Product Category IV [***] in the Territory. In addition, Senomyx hereby grants to Ajinomoto the following rights below:

(A)  [***] Product Category I. An Exclusive, nontransferable (except as permitted under Sections 8.3 and 17.12) license under the Senomyx Technology to (i) [***] Senomyx [***] Compounds [***] for [***] of [***] Products in [***] Product Category I in the Territory; (ii) make, have made, use, sell, offer for sale, have sold, import and export [***] Products containing Selected Senomyx [***] Compounds in [***] Product Category I in the Territory; and (iii) make and have made Selected Senomyx [***] Compounds to be used by Ajinomoto and/or its Affiliates (only if pursuant to a permitted sublicense as provided for in Section 8.3) in [***] Products in [***] Product Category I in the Territory, subject to Section 13.

(B)   [***] Product Category II. With respect to [***], a Co-Exclusive, and with respect to [***] an Exclusive, nontransferable (except as permitted under Sections 8.3 and 17.12) license under the Senomyx Technology to (i) [***] Senomyx [***] Compounds [***] for [***] of [***] Products in [***] Product Category II in the Territory; (ii)

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make, have made, use, sell, offer for sale, have sold, import and export [***] Products containing Selected Senomyx [***] Compounds in [***] Product Category II in the Territory; and (iii) make and have made Selected Senomyx [***] Compounds to be used by Ajinomoto and/or its Affiliates (only if pursuant to a permitted sublicense as provided for in Section 8.3) in [***] Products in [***] Product Category II in the Territory, subject to Section 13.

(C)   [***] Product Category III. An Exclusive, nontransferable (except as permitted under Sections 8.3 and 17.12) license under the Senomyx Technology to (i) [***] Senomyx [***] Compounds [***] for [***] of [***] Products in [***] Product Category III in the Territory; (ii) make, have made, use, sell, offer for sale, have sold, import and export [***] Products containing Selected Senomyx [***] Compounds in [***] Product Category III in the Territory; and (iii) make and have made Selected Senomyx [***] Compounds to be used by Ajinomoto and/or its Affiliates (only if pursuant to a permitted sublicense as provided for in Section 8.3) in [***] Products in [***] Product Category III in the Territory, subject to Section 13.

(D)  [***] Product Category IV. With respect to [***], an Exclusive, nontransferable (except as permitted under Sections 8.3 and 17.12) license under the Senomyx Technology to (i) [***] Senomyx [***] Compounds [***] for [***] of [***] Products in [***] Product Category IV in the Territory; (ii) make, have made, use, sell, offer for sale, have sold, import and export [***] Products containing Selected Senomyx [***] Compounds in [***] Product Category IV in the Territory; and (iii) make and have made Selected Senomyx [***] Compounds to be used by Ajinomoto and/or its Affiliates (only if pursuant to a permitted sublicense as provided for in Section 8.3) in [***] Products in [***] Product Category IV in the Territory, subject to Section 13.

8.3          Limitations on Licenses. Except as provided below, Ajinomoto may not sublicense its rights under Section 8 to third parties. Ajinomoto may sublicense its rights under Section 8.1 and/or 8.2 to any Affiliates, on the condition that Ajinomoto assumes the responsibility for performance due by any such sublicensee under a sublicense of the obligations imposed upon Ajinomoto in the license under this Agreement (including, without limitation, diligence obligations under Section 3 of this Agreement and timely payment by Ajinomoto under Section 7). Ajinomoto will agree to be responsible for and to guarantee payment of royalties due on [***] by any of Ajinomoto’s sublicensees hereunder.

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8.4          Grant of Rights from Ajinomoto to Senomyx.

8.4.1.       Possible Future Grants. If Ajinomoto identifies any Ajinomoto Technology that may be relevant or useful for the research purposes under this Agreement, [***] license for Senomyx to use the relevant Ajinomoto Technology for the [***]. For the avoidance of doubt, this license will not include the right to sub-license unless Ajinomoto gives its consent, which may be withheld for any reason.

8.4.2        [***]; Patent License. Ajinomoto hereby grants to Senomyx a non-exclusive, sublicenseable, royalty-free, perpetual license under any Ajinomoto Patent Rights made in the course of the Collaborative Program during the Collaborative Period, claiming [***] (i) to make, have made, use, sell, offer for sale, have sold, import and export in any country outside of the Territory products containing Senomyx [***] Compounds, Senomyx [***] Compounds and Selected Senomyx [***] Compounds; (ii) to make, have made, use, sell, offer for sale, have sold, import and export within the Territory outside of the [***] Field products containing Senomyx [***] Compounds, Senomyx [***] Compounds and Selected Senomyx [***] Compounds; (iii) only for so long as the rights in the Co-Exclusive Field remain Co-Exclusive, to make, have made, use, sell, offer for sale, have sold, import and export in the Territory in the Co-Exclusive Field products containing Senomyx [***] Compounds, Senomyx [***] Compounds and Selected Senomyx [***] Compounds; and (iv) in the event that Ajinomoto’s Exclusive or Co-Exclusive licenses under Section 8 terminate, to make, have made, use, sell, offer for sale, have sold, import and export in any country inside the Territory in the [***] Field products containing Senomyx [***] Compounds, Senomyx [***] Compounds and Selected Senomyx [***] Compounds; provided, however, that the forgoing shall not be deemed to restrict or otherwise limit the scope of the licenses granted to Ajinomoto under Section 8. Notwithstanding anything to the contrary herein, this Section 8.4.2 shall not be construed as granting any rights to Senomyx under any [***] under Section 9.5.1 or [***] under Section 9.5.2.

8.4.3        [***]; Covenant Not To Sue. Ajinomoto hereby grants to Senomyx and its Affiliates, licensees and sublicensees a worldwide royalty-free, perpetual immunity from suit

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by Ajinomoto or its Affiliates based on any claim of [***] developed in the course of the Collaborative Program during the Collaborative Period, relating to [***] (i) to make, have made, use, sell, offer for sale, have sold, import and export in any country outside of the Territory products containing Senomyx [***] Compounds, Senomyx [***] Compounds and Selected Senomyx [***] Compounds; (ii) to make, have made, use, sell, offer for sale, have sold, import and export within the Territory outside of the [***] Field products containing Senomyx [***] Compounds, Senomyx [***] Compounds and Selected Senomyx [***] Compounds; (iii) only for so long as the rights in the Co-Exclusive Field remain Co-Exclusive, to make, have made, use, sell, offer for sale, have sold, import and export in the Territory in the Co-Exclusive Field products containing Senomyx [***] Compounds, Senomyx [***] Compounds and Selected Senomyx [***] Compounds; and (iv) in the event that Ajinomoto’s Exclusive or Co-Exclusive licenses under Section 8 terminate, to make, have made, use, sell, offer for sale, have sold, import and export in any country inside the Territory in the [***] Field products containing Senomyx [***] Compounds, Senomyx [***] Compounds and Selected Senomyx [***] Compounds; provided, however, that the foregoing shall not be deemed to restrict or otherwise limit the scope of the licenses granted to Ajinomoto under Section 8. Notwithstanding anything to the contrary in this Agreement, including without limitation, the provisions of Section 10.2, (i) this Section 8.4.3 shall not be construed as granting any rights to Senomyx under any [***] under Section 9.5.1 or [***] under Section 9.5.2, (ii) Ajinomoto shall be under no obligation to disclose to Senomyx any [***] Ajinomoto elects to retain as Know-How, (iii) Senomyx shall not be relieved of its obligations under Section 10 with respect to such Know-How or any other Ajinomoto Confidential Information and (iv) Senomyx shall have no right to disclose any such Know-How constituting Ajinomoto’s Confidential Information to sublicensees under Section 8.4.2 or to any other licensees or sublicensees.

8.4.4        Procurement of Certain Rights for Ajinomoto from Third Parties. In the event that during the Collaborative Period Ajinomoto desires a license under [***] within the Territory claiming [***] Senomyx [***] Compounds and/or Selected Senomyx [***] Compounds within the [***] Field, Senomyx hereby agrees to request [***] license for Ajinomoto under such Patent Rights to make, have made, use, sell, offer for sale, have sold, import and export [***]

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Products in the Territory in the [***] Field in a manner consistent with the licenses granted to Ajinomoto under Section 8.

8.5          Regulatory Filings and Regulatory Filing Data. [***] a license to any regulatory filings, Regulatory Approvals and associated Regulatory Filing Data described in Section 3.6 [***] in order to practice the licenses set forth in Sections 8.1, 8.2 and 8.3 above.

8.6          Expansion of License for the [***] Category. In the event that, at any time during the Term, any rights to Senomyx [***] Compounds and/or [***] in the [***] Category currently held by [***] in the Territory become available, Senomyx shall immediately notify Ajinomoto and Ajinomoto shall have [***], for [***] from the date Ajinomoto receives such notice, [***] (i) [***] hereunder to Ajinomoto and (ii) the [***] Field, to the extent such rights become available. By way of example, were all such rights held by [***] to become available, Ajinomoto shall have [***], for [***] from the date Ajinomoto receives such notice, to (i) [***] granted hereunder to Ajinomoto pursuant to Sections 8.1(B) and 8.2(B) [***] and (ii) expand [***] Product Category I and [***] Product Category IV to include the [***] Category without restriction.

9.     Ownership of Intellectual Property.

9.1          Retention of Rights. Senomyx retains all rights in Senomyx Technology not expressly licensed, assigned or jointly owned pursuant to the terms of this Agreement. Ajinomoto retains all rights in Ajinomoto Technology not expressly licensed, assigned or jointly owned pursuant to the terms of this Agreement. Except as otherwise expressly provided in this Agreement, nothing in this Agreement is intended to convey or transfer ownership or the grant of any license or sublicense by one party to the other party of any rights in any Confidential Information, Patent Rights or Know-How Controlled by a party.

9.2          Senomyx Sole Inventions. Senomyx will own all Inventions and other Know-How made solely by its employees and agents under this Agreement[***] (the “Senomyx Sole Inventions”), and all claims within Patent Rights claiming such Inventions and Know-How. Senomyx hereby irrevocably assigns to Ajinomoto all right, title and interest in and to any such Senomyx Sole Inventions [***] that consist of improvements to the Ajinomoto Technology, excluding Jointly Owned Technology (“Ajinomoto Improvements”), and all claims within Patent Rights claiming such Senomyx

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Sole Inventions, subject to any license granted to Senomyx pursuant to Section 8. In the event that Senomyx is legally unable to assign such rights to Ajinomoto, then Senomyx agrees either to waive the enforcement of such rights against Ajinomoto and any sublicensees and assignees, or to grant Ajinomoto an Exclusive, irrevocable, perpetual, worldwide, fully paid-up license, with right to sublicense through multiple tiers of sublicense, to such rights, subject to any license granted to Senomyx pursuant to Section 8.

9.3          Ajinomoto Sole Inventions. Ajinomoto will own all Inventions and other Know-How made solely by its employees and agents under this Agreement[***], (“Ajinomoto Sole Inventions”), and all claims within Patent Rights claiming such Inventions and Know-How. Ajinomoto hereby irrevocably assigns to Senomyx all right, title and interest in and to any such Ajinomoto Sole Inventions [***] that consist of improvements to the Senomyx Technology, excluding Jointly Owned Technology (“Senomyx Improvements”), including, without limitation, Senomyx [***] Compounds, Senomyx [***] Compounds and Selected Senomyx [***] Compounds and all claims within Patent Rights claiming such Ajinomoto Sole Inventions, subject to any license granted to Ajinomoto pursuant to Section 8. In the event that Ajinomoto is legally unable to assign such rights to Senomyx, then Ajinomoto agrees either to waive the enforcement of such rights against Senomyx and any sublicensees and assignees, or to grant Senomyx an Exclusive, irrevocable, perpetual, worldwide, fully paid-up license, with right to sublicense through multiple tiers of sublicense, to such rights, subject to any license granted to Ajinomoto pursuant to Section 8. Notwithstanding anything to the contrary in this Agreement, at no time during or for [***] after the Term will Ajinomoto file Patent Rights disclosing Senomyx Confidential Information.

9.4          Joint Inventions. All Inventions and other Know-How made under this Agreement jointly by employees or agents of Senomyx and employees or agents of Ajinomoto (the “Joint Inventions”) and all claims within Patent Rights claiming such Joint Inventions will be owned jointly by Ajinomoto and Senomyx. Ajinomoto hereby irrevocably assigns to Senomyx all interest in and to any Joint Inventions made in the course of the Collaborative Program during the Collaborative Period that consist of Senomyx Improvements, including, without limitation, Senomyx [***] Compounds, Senomyx [***] Compounds and Selected Senomyx [***] Compounds, thereof, and all claims within Patent Rights claiming such Joint Inventions, subject to the licenses granted to Ajinomoto pursuant to Section 8. In the event that Ajinomoto is legally unable to assign such rights to Senomyx, then Ajinomoto agrees either to waive the enforcement of such rights against Senomyx and any sublicensees and assignees, or to grant Senomyx an Exclusive, irrevocable, perpetual, worldwide, fully paid-up license, with right to sublicense through multiple tiers of sublicense, to such

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rights, subject to any license granted to Ajinomoto pursuant to Section 8. Senomyx hereby irrevocably assigns to Ajinomoto all interest in and to any Joint Inventions made in the course of Collaborative Program during the Collaborative Period that consist of Ajinomoto Improvements, and all claims within Patent Rights claiming such Joint Inventions, subject to any licenses granted to Senomyx pursuant to Section 8. In the event that Senomyx is legally unable to assign such rights to Ajinomoto, then Senomyx agrees either to waive the enforcement of such rights against Ajinomoto and any sublicensees and assignees, or to grant Ajinomoto an Exclusive, irrevocable, perpetual, worldwide, fully paid-up license, with right to sublicense through multiple tiers of sublicense, to such rights, subject to any license granted to Senomyx pursuant to Section 8.

9.5          [***].

9.5.1        [***]. All [***] (excluding [***]) Controlled by [***] prior to the Effective Date (the “[***]”) and all claims within Patent Rights claiming such [***] will be owned [***].

9.5.2        [***]. Notwithstanding anything to the contrary contained in Sections 9.2, 9.3 or 9.4, all [***] (excluding [***])  developed by [***] after the Effective Date which consist of improvements to [***] or which are [***] (the “[***]”) and all claims within Patent Rights claiming such [***] will be owned [***].

9.5.3        [***]. Notwithstanding anything to the contrary contained in Sections 9.2, 9.3, 9.4 or 9.5.2, all [***] made in the course of the Collaborative Program during the Collaborative Period and all claims within Patent Rights claiming such [***] will be owned [***], subject to [***]. Anything in this Agreement to the contrary notwithstanding, [***] shall be under no obligation to disclose to [***] any [***] elects to retain as Know-How. Notwithstanding anything to the contrary in this Agreement, [***] will have no right to practice, except as expressly provided for in Section 11.4, the [***].

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9.6          [***].

9.6.1        [***] Products. Notwithstanding anything to the contrary contained in Sections 9.2, 9.3 or 9.4, all Inventions and Know-How developed by Ajinomoto [***] that consist of [***] Products (specifically excluding [***]) and all claims within Patent Rights claiming such Inventions will be owned [***].

9.6.2        [***]. Notwithstanding anything to the contrary contained in Sections 9.2, 9.3 or 9.4, all Patent Rights in Inventions developed by Ajinomoto [***] which consist of [***] will be owned [***]. Anything in this Agreement to the contrary notwithstanding, [***] Senomyx’s interest in such Patent Rights shall be subject to and part of the license grants to Ajinomoto pursuant to Section 8, including without limitation, Ajinomoto’s right to have [***] by a Third Party using the [***]. In the event that Senomyx licenses rights, including without limitation, the right [***], under its interest in such Patent Rights to any Third Party, Senomyx and Ajinomoto will negotiate in good faith [***]; provided, however, that Ajinomoto shall have the option, to negotiate with Senomyx’s Third Party licensees to [***] Senomyx [***] Compounds or Selected Senomyx [***] Compounds to any of Senomyx’s licensees. Anything in this Agreement to the contrary notwithstanding, such Patent Rights shall not be used by Ajinomoto to [***] Senomyx [***] Compounds or Senomyx [***] Compounds without [***] or otherwise. Anything in this Agreement to the contrary notwithstanding, in the event of [***], Senomyx shall [***]

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[***]. Anything in this Agreement to the contrary notwithstanding, Ajinomoto shall solely own, and be under no obligation to disclose to Senomyx, any [***] Ajinomoto developed solely by Ajinomoto employees or agents that [***].

9.7          Other Inventions. Any Inventions not included in Sections 9.2, 9.3, 9.4, 9.5 or 9.6 will be owned by their inventors including, without limitation, (i) any Invention by an Ajinomoto Scientist that is not a Joint Invention or a Senomyx Improvement made [***] shall be owned solely by Ajinomoto; or (ii) any Invention by a Senomyx scientist that is not a Joint Invention or an Ajinomoto Improvement made [***] shall be owned solely by Senomyx.

9.8          Inventorship and Assignment. United States federal intellectual property law will determine inventorship of and ownership of patentable inventions, including, without limitation, Inventions conceived jointly by the parties and Inventions conceived solely by one party or the other. Subject to the provisions of Section 6, each of Senomyx and Ajinomoto agrees to promptly disclose to the other party Inventions and Know-How owned or to be owned by such other party pursuant to the provisions of Section 9, and to execute all documentation necessary to perfect all assignments of Inventions, and Patent Rights contemplated under Section 9.

9.9          CREATE Act. The parties intend for this Agreement to qualify for the benefits of the Cooperative Research and Technology Enhancement (CREATE) Act (35 U.S.C. 103(c)). Accordingly, each party agrees, without demanding any further consideration therefor, at the request of the other party, to do (and cause its employees to do) all lawful and just acts that may be or become necessary for evidencing, maintaining, recording and perfecting the benefits of the CREATE Act.

9.10        Markings. Ajinomoto agrees to mark and to cause any Affiliate or sublicensee to mark any [***] Products (or their containers or labels) made, sold or otherwise disposed of by it or them with any notice of Patent Rights necessary or desirable under applicable law, as determined by Ajinomoto in its reasonable discretion after consultation with Senomyx, to enable the Senomyx Patent Rights or Joint Patent Rights, as applicable, to be enforced to their full extent in any country where [***] Products are made, used or sold by Ajinomoto or its Affiliates.

10. Treatment of Confidential Information; Publicity.

10.1        Confidentiality. Subject to the terms and conditions of this Agreement, each of Senomyx and Ajinomoto agrees that, during the Term and for a period of [***] thereafter, it will keep confidential, and will cause its

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Affiliates to keep confidential, all of the other party’s Confidential Information. Neither Senomyx nor Ajinomoto nor any of their respective Affiliates will use the other party’s Confidential Information, except as expressly permitted by this Agreement.

10.2        Disclosure to Related Parties. Senomyx and Ajinomoto each agree that any disclosure to any of its Affiliates, or to its or their respective directors, officers, employees contractors, consultants, sublicensees or agents of the other party’s Confidential Information will be made only if and to the extent necessary to carry out its responsibilities under this Agreement and to exercise the rights granted to it hereunder, will be limited to the extent consistent with such responsibilities and rights, and will be provided only to such persons or entities who are under an obligation of confidentiality no less stringent than as set forth in this Agreement. Each party will use reasonable efforts to take such action, and to cause its Affiliates to take such action, to preserve the confidentiality of the other party’s Confidential Information, which will be the same efforts as it would customarily take to preserve the confidentiality of its own Confidential Information.

10.3        Return of Confidential Material Upon Termination. Upon termination of this Agreement, each party, upon the other party’s request, will return or destroy all Confidential Information, including without limitation, any Know-How licensed under this Agreement, received from the other party, including without limitation all samples and copies and extracts of documents and all Confidential Information stored in machine readable form, within [***] of the date of receipt of the request of such other party; provided, however, that Ajinomoto may retain any Know-How with respect to which it retains a license pursuant to Section 15.2 and one copy of the Confidential Information may be retained in a secure location with limited access for ensuring legal compliance with any ongoing obligation of confidentiality.

10.4        Exceptions to Confidential Information. Confidential Information will not include any information which the receiving party can prove by competent written evidence:

(A)  is now, or hereafter becomes, through no act or failure to act on the part of the receiving party, generally known or available;

(B)   is known by the receiving party prior to receiving such information, as evidenced by its records;

(C)   is hereafter furnished to the receiving party without restriction as to disclosure or use by a third party lawfully entitled to furnish such information;

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(D)  is independently developed by the employees, agents or contractors of the receiving party without the aid, application or use of the disclosing party’s Confidential Information; or

(E)   is the subject of a written permission to disclose provided by the disclosing party.

A party may also disclose the other party’s Confidential Information where required to do so by law, legal process, securities related regulations or by stock exchange rules; provided, however, that, in such event, the party required to disclose such information must give advance written notice of such disclosure to the other party to the extent reasonably possible and must cooperate with the other party’s efforts to seek at its expense, at the request of the other party, all confidential treatment and protection for such disclosure as is permitted by applicable laws, regulations and rules; provided further that the relevant party may disclose the other party’s Confidential Information only to those persons to whom disclosure is so required. Anything in this Section 10.4 to the contrary notwithstanding, the exceptions provided in (B) and (D) above shall not apply to information developed by Ajinomoto independently and/or jointly with Senomyx that constitutes an Ajinomoto Improvement or information developed by Senomyx independently and/or jointly with Ajinomoto that constitutes a Senomyx Improvement.

10.5        Confidential Information Regarding this Agreement. The parties agree that the terms and conditions of this Agreement will be considered Confidential Information of both parties. Notwithstanding the foregoing, either party may disclose such terms and conditions in legal proceedings or as are required to be disclosed in its financial statements, by law, legal process, securities related regulations or by stock exchange rules, or under an obligation of confidentiality to bona fide permitted potential sublicensees. Either party will have the further right to disclose such terms and conditions regarding this Agreement under an obligation of confidentiality to any [***]. Senomyx agrees not to discuss [***] with its [***].

10.6        Confidential Research Information. Subject to the provisions of Sections 3.6 and 9 regarding ownership of certain regulatory data and intellectual property, the parties agree that all results and data generated from the research and development by a party under the Collaborative Program will be owned [***] and considered Confidential Information of [***] subject to the confidentiality requirements of the Section 10. Ajinomoto will not provide to a Third Party any materials including, without limitation, Substances provided to it by Senomyx and Senomyx will not provide to a Third Party any materials provided to it by Ajinomoto.

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10.7        Use of Data for Promotional Purposes. Either party may (i) make public statements regarding Senomyx [***] Compounds, Senomyx [***] Compounds or [***] Products by announcing the achievement of milestones, following consultation with the other party and with the prior written consent of the other party, which consent will not be unreasonably withheld, and (ii) without the prior consent of the other party, make public statements regarding the overall general success rate(s) achieved by and/or for its customers under this Agreement; provided, however, that it may not disclose any chemical structures, screens, or the other party’s identity.

10.8        Permitted Use and Disclosures. Each party may use or disclose the other party’s Confidential Information to the extent such information is included in the Ajinomoto Technology, Senomyx Technology or Joint Inventions, and to the extent such use or disclosure is reasonably necessary and permitted in the exercise of the rights granted hereunder, in filing or prosecuting patent applications, prosecuting or defending litigation, complying with applicable governmental or stock exchange regulations, or court orders or otherwise submitting information to tax or other governmental authorities, conducting taste testing, submitting information for regulatory applications, or making a permitted sublicense or otherwise exercising rights expressly granted to the other party pursuant to the terms of this Agreement; provided, however, that if a party is required to make any such disclosure of the other party’s Confidential Information, other than pursuant to a confidentiality agreement, it will give reasonable advance notice of such disclosure to the other party where reasonably possible and, save to the extent inappropriate in the case of patent applications, will use its reasonable efforts to secure confidential treatment of such Confidential Information in consultation with the other party prior to such disclosure (whether through protective orders or otherwise) and disclose only the minimum necessary to comply with such requirements.

10.9        Publication of Results. The parties acknowledge that scientific lead-time is a key element of the value of the research and development activities under the Collaborative Program and further agree that scientific publications must be strictly monitored to prevent any adverse effect from premature publication of results of the research or development activities hereunder. At least [***] prior to submission of any material related to the research or development activities hereunder for publication or presentation, the submitting party shall provide to the other party a draft of such material for its review and comment. The receiving party shall provide any comments to the submitting party within [***] of receipt of such materials. No publication or presentation with respect to the research or development activities hereunder shall be made unless and until the other party’s comments on the proposed publication or presentation have been addressed and changes have been agreed upon and any information reasonably determined by the other party to be Confidential Information has been removed. If requested by the other party, the submitting party shall withhold material from submission

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for publication or presentation for an additional [***] to allow for the filing of a patent application or the taking of such measures to establish and preserve proprietary rights in the information in the material being submitted for publication or presentation.

10.10      Press Releases. Notwithstanding the foregoing, the parties will agree upon a press release to announce the execution of this Agreement and its material terms, the form of which press release is attached as Appendix B to this Agreement. Thereafter, Ajinomoto and Senomyx may each disclose to third parties the information contained in such press releases as described in Appendix B without the need for further approval by the other party. Additional press releases or other similar public communication by either party relating to this Agreement shall be approved in advance by the other party, which approval shall not be unreasonably withheld or delayed, and disclosures of information for which consent has previously been obtained, and information of a similar nature to that which has been previously disclosed publicly in accordance with this Agreement, shall not require advance approval.

11.  Intellectual Property Enforcement and Defense of Claims.

11.1        Notice of Infringement. If Senomyx or Ajinomoto determines that any Senomyx Technology or Jointly Owned Technology is being infringed by a Third Party’s activities and that such infringement could affect the exercise by the parties of their respective rights and obligations under this Agreement, it shall promptly notify the other party in writing and provide such other party with any evidence of such infringement that is reasonably available. Promptly after the receipt of such written notice, the parties shall meet and discuss in good faith how to stop such infringement. The pursuing party shall consider in good faith any comments from the other party and shall keep the other party reasonably informed of any steps taken to stop such infringement.

11.2        Senomyx Technology. With respect to Senomyx Technology or Jointly Owned Technology, Senomyx shall have the first right to take action to remove such infringement using commercially appropriate steps, including without limitation, the filing of an infringement suit or other similar action. In the event Senomyx fails to take commercially appropriate steps to remove any infringement of any such Senomyx Technology or Jointly Owned Technology within [***] following notice of such infringement, or earlier notifies Ajinomoto of its intent not to take such steps, then Ajinomoto shall have the right to do so [***]; provided, however, that if Senomyx has commenced negotiations with an alleged infringer for discontinuance of such infringement within such [***] period, Senomyx shall have an additional [***] to conclude its negotiations before Ajinomoto may bring suit for such infringement or take other similar action.

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11.3                        [***]. With respect to patented [***] shall have the first right to take action to remove such infringement using commercially appropriate steps, including without limitation, the filing of an infringement suit or other similar action. In the event [***] fails to take commercially appropriate steps to remove any infringement of any such patented [***], within [***] following notice of such infringement, or earlier notifies [***] of its intent not to take such steps, then [***] shall have the right to do so [***]; provided, however, that if [***] has commenced negotiations with an alleged infringer for discontinuance of such infringement within such [***] period, [***] shall have an additional [***] to conclude its negotiations before [***] may bring suit for such infringement or take other similar action.

11.4                        [***]. With respect to Patent Rights owned by [***] pursuant to Section 9.5.3 claiming [***] will have the right to take action to stop infringement of the claims in such Patent Rights outside of the Territory and outside of the [***] Field which claim [***] only against Third Parties that are [***].

11.5                        Other Technology. With respect to technology of a party that is not Senomyx Technology or Jointly Owned Technology, the owner of such technology shall have the sole right, but not the obligation, to take action to stop such infringement.

11.6                        Recovery. Any amounts recovered by a party pursuant to Section 11.2,  Section 11.3, or 11.4 whether by settlement or judgment, shall be used to reimburse the parties for their reasonable costs and expenses in making such recovery (which amounts shall be allocated pro rata, in accordance with the relative amount of expenses incurred by each party, if insufficient to cover the aggregate amount of such expenses), with any remainder being retained by the party [***].

11.7                        Third Party Litigation. In the event that a Third Party institutes a patent or other infringement suit (including any suit alleging the invalidity or unenforceability of the Patent Rights of a party or its Affiliates) against either party or its respective Affiliates or permitted sublicensees under this Agreement during the Term, alleging that the Exploitation of the [***] Products in the [***] Field in the Territory or any other activities hereunder, infringes one or more Patent Rights or other intellectual property rights held by such Third Party (an “Infringement Suit”), the parties shall

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cooperate with one another in defending such suit. With respect to Jointly Owned Technology, the parties shall jointly direct and control any Infringement Suit with respect to [***] Products or any Jointly Owned Technology. Each party shall have the sole right to direct and control (including the right to cease to defend, settle or compromise) any Infringement Suit with respect to its Technology. The parties shall [***] of any costs and expenses of such defense with respect to the Joint Technology.

12.       Patent Prosecution and Maintenance. Each party will bear the cost of filing, prosecuting and maintaining patents and patent applications associated with [***] Compounds or Inventions owned by or assigned to such party. Ajinomoto will [***] in the Territory licensed under this Agreement claiming Senomyx [***] Compounds and Selected Senomyx [***] Compounds. Anything in this Agreement to the contrary notwithstanding, if any Third Party is also a licensee under (i) such patents and patent applications, (ii) patents or patent applications in the Territory claiming [***], (iii) any other Joint Patent Rights (as defined below), then Ajinomoto will [***]. Ajinomoto will no longer have to [***]. The parties will share equally the cost of filing, prosecution and maintaining patents and patent applications associated with Jointly Owned Technology (“Joint Patent Rights”). With respect to Selected Senomyx [***] Compound(s), the parties will discuss and agree at least [***] before the due date of international filings or at least [***] before the due date of [***], in which countries/regions to file patent applications claiming Selected Senomyx [***] Compounds and Ajinomoto shall [***]. Notwithstanding the foregoing, if Ajinomoto decides it does not wish to have a patent application covering a Selected Senomyx [***] Compound(s) filed in a particular country, Senomyx may still file such patent application in such country; provided, however, that if Senomyx actually files such patent application in such country, Ajinomoto will [***]. If Senomyx elects to [***] of Senomyx Patent Rights or Joint Patent Rights claiming a Senomyx [***] Compound or a Selected Senomyx [***] Compound in a particular country in the Territory and in the [***] Field, then in each such case, Senomyx shall [***] to meet any deadlines by which an action must be taken to establish or preserve any such Senomyx Patent Rights or Joint Patent Rights,

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as applicable, in such country and [***] of such Senomyx Patent Rights or Joint Patent Rights, as applicable, [***] in such country. If Ajinomoto elects to [***], then Ajinomoto shall notify Senomyx of such election and (i) Senomyx shall, and shall cause its Affiliates, as applicable, to (x) reasonably cooperate with Ajinomoto in this regard, and (y) in the case of Joint Patent Rights, [***] all [***] such Joint Patent Rights in such country, and (ii) Ajinomoto shall [***]; provided, however, that Ajinomoto may [***]. Senomyx agrees to [***] relating to the Senomyx Patent Rights in the Territory claiming Senomyx [***] Compounds or Selected Senomyx [***] Compounds or use thereof in the [***] Field, including without limitation, by [***] thereto. Ajinomoto shall hold all such information disclosed to it under this Section as Confidential Information under Section 10.

13.       Manufacturing. For the avoidance of doubt, Senomyx will [***] for Senomyx [***] Compounds, Senomyx [***] Compounds and/or Selected Senomyx [***] Compounds, with the exception of [***] quantities provided by Senomyx under Section 3.2 and Section 3.3.

14.       Term, Early Conclusion and Termination.

14.1                        Term. The term of this Agreement will begin on the Effective Date and will continue through the end of the last-to-expire Royalty Term, unless terminated earlier by either party or both parties in accordance with the provisions of this Section 14 (the “Term”).

14.2                        Termination by Ajinomoto. During the Collaborative Period, Ajinomoto will have the right to terminate this Agreement without cause [***] prior written notice to Senomyx; provided, however, if such termination occurs prior to the end of the Collaborative Period, to provide for the orderly wind down of research activities under the Collaborative Program, Ajinomoto shall [***]. After the Collaborative Period, Ajinomoto will have the right to terminate this Agreement without cause upon [***] prior written notice to Senomyx.

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14.3                        Termination By Mutual Agreement. The parties may terminate this Agreement at any time, in whole or in part, by mutual written agreement executed by both parties.

14.4                        Termination for Breach. Either party has the right to terminate this Agreement at any time in the event of a material breach of this Agreement by the other party (including without limitation a material breach of one or more representations and warranties), provided that the breaching party has not cured such breach within [***] after written notice thereof by the non-breaching party. The terminating party, upon termination of this Agreement, may [***].

14.5                        Termination Upon Insolvency. Either party may terminate this Agreement if, at any time, the other party shall file in any court or agency pursuant to any statute or regulation of any state, country or jurisdiction, a petition in bankruptcy or insolvency or for reorganization or for an arrangement or for the appointment of a receiver or trustee of that party or of its assets, or if such other party proposes a written agreement of composition or extension of its debts, or if such other party shall be served with an involuntary petition against it, filed in any insolvency proceeding, and such petition shall not be dismissed within [***] after the filing thereof, or if such other party shall propose or be a party to any dissolution or liquidation, or if such other party shall make an assignment for the benefit of its creditors.

14.6                        Rights in Bankruptcy. All rights and licenses granted under or pursuant to this Agreement by Senomyx are, and shall otherwise be deemed to be, for purposes of Section 365(n) of the United States Bankruptcy Code, licenses of rights to “intellectual property” as defined under Section 101 of the United States Bankruptcy Code. The parties agree that Ajinomoto, as a licensee of such rights under this Agreement, shall retain and may fully exercise all of its rights and elections under the United States Bankruptcy Code to the extent so allowable. In such event, any court with jurisdiction thereunder may, upon Ajinomoto’s request, wish to consider the following items in connection with such licenses to the extent consistent with the United States Bankruptcy Code, the rights of other Third Party licensees, licensors and other creditors of Senomyx and the rights granted in this Agreement:

(A)               the possibility of providing Ajinomoto with [***] necessary for Ajinomoto to practice the licenses granted under this Agreement;

(B)                 the possibility of providing Ajinomoto and other then current licensees on a pro rata basis [***] that are in Senomyx possession;

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(C)                 the possibility of providing Ajinomoto with all documents describing or setting forth any [***] (but only to the extent relevant to the licenses granted herein) in Senomyx’s possession related to Ajinomoto Improvements conceived by Senomyx and/or Joint Inventions and assist with any patent filings in connection therewith;

(D)                the possibility of providing Ajinomoto with a complete list of all relevant [***] necessary for Ajinomoto to practice the licenses granted under this Agreement and a copy of the necessary documentation in connection therewith;

(E)                  the possibility of causing any relevant [***] to be [***] or its designee in a manner that takes into account possible rights of other Third Party licensees;

(F)                  the possibility of authorizing Ajinomoto or its designee, when applying for corresponding [***] submitted by Senomyx to any [***]; and

(G)                 the possibility of taking any other steps which may be reasonably necessary to enable Ajinomoto or its Affiliates to use or operate under any [***] obtained pursuant to or in connection with this Agreement or to obtain a new corresponding [***] as necessary to practice the licenses granted in this Agreement.

14.7                        Limitation of Liability. NOTWITHSTANDING ANYTHING TO THE CONTRARY IN THIS AGREEMENT, NEITHER PARTY WILL SEEK OR BE RESPONSIBLE FOR [***] IN EXCESS OF [***] IN THE AGGREGATE UNDER ANY THEORY OF LIABILITY INCLUDING TORT, CONTRACT, NEGLIGENCE OR OTHERWISE UNDER THIS AGREEMENT AND NEITHER PARTY WILL SEEK OR BE RESPONSIBLE FOR [***] (INCLUDING, WITHOUT LIMITATION, ANY AND ALL CLAIMS ARISING PURSUANT TO THIS SECTION 14 OR SECTION 16).

14.8            Termination of a Collaborative Program. Ajinomoto may terminate either [***] Program I or [***] Program II prior to the end of the Collaborative Period, without cause upon [***] prior written notice to Senomyx; provided, however, that Ajinomoto will remain obligated to pay Research Fees in accordance with Section 7.3 based on the number of Senomyx scientists determined by the Steering Committee needed to complete the research for the non-terminated program which shall be [***] for the remainder of the Collaborative Period. In the event that Ajinomoto terminates either [***] Program I or [***] Program II, with respect to

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the terminated program the rights and obligations provided for under Section 3 and the licenses granted to Ajinomoto under Section 8 will terminate.

15.       Effect of Expiration or Termination.

15.1                        Termination of Licensed Rights. Subject to the provisions of Section 15.2, upon termination of this Agreement pursuant to Section 14, Ajinomoto will have no right to practice or use the Senomyx Technology, and all rights, title and interest in and to the Senomyx Technology will revert to and become the sole property of Senomyx, unless otherwise agreed upon in writing by the parties on or before the effective date of such termination. In the event of any termination of this Agreement, any licenses granted by Ajinomoto pursuant to Section 8.4.1 shall immediately terminate and all rights, title and interest in and to any Ajinomoto Technology granted thereunder will revert to and become the sole property of Ajinomoto. In addition, in the event of termination of this Agreement pursuant to Section 14, the licenses under Section 8.5 will terminate.

15.2                        Retained Rights.

15.2.1                  General. Upon the expiration of the Term pursuant to Section 14.1, or termination of this Agreement pursuant to Section 14.5, but not termination of this Agreement under Section 14.2, 14.3 or 14.4, [***] under [***]. Without limiting the generality of the provisions of Section 15.4, (i) following expiration of the Term, [***], consistent with the provisions of Section 9, and (ii) following expiration of the Term or termination of this Agreement for any reason, [***], consistent with the provisions of Section 9. For the avoidance of doubt, this Section 15.2 will not be construed to grant any rights under Senomyx Patent Rights following termination of this Agreement for any reason.

15.2.2                  Covenant Not To Sue for Senomyx Know-How. Senomyx hereby grants to Ajinomoto and its Affiliates, in the event of termination of this Agreement pursuant to Section 14.4 on or after the [***] of the Effective Date, but not termination of this Agreement under Section 14.2, 14.3 or 14.5, a non-sublicensable, fully paid-up immunity from suit by Senomyx or its Affiliates based on any claims of [***] to make, have made, use, sell, offer for sale, have sold, import and export [***] in the [***]. Notwithstanding the foregoing, such grant will not take effect unless the termination is a result of an event that has been declared a material breach by an unreversed and unappealable

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decision of a court or other appropriate body of competent jurisdiction. Notwithstanding anything to the contrary in this Agreement, (i) Senomyx shall be under no obligation to disclose to Ajinomoto any [***] following such termination, (ii) Ajinomoto shall not be relieved of its obligations under Section 10 with respect to [***] and (iii) Ajinomoto shall have no right to disclose any such [***] to any licensees or sublicensees.

15.3                        Accrued Rights. Termination or expiration of this Agreement for any reason shall be without prejudice to any rights that shall have accrued to the benefit of a party prior to such termination or expiration. Such termination or expiration shall not relieve a party from obligations that are expressly indicated to survive the termination or expiration of this Agreement. Anything in this Agreement to the contrary notwithstanding, in the event of termination of this Agreement by Ajinomoto pursuant to Sections 14.4 or 14.5, Ajinomoto shall be relieved of its obligation to pay to Senomyx (i) any remaining Research Fee installments otherwise payable pursuant to Section 7.3 after the effective date of the termination (“Termination Date”), (ii) the wind down funding otherwise payable pursuant to Section 14.2, and (iii) if the Termination Date falls on a date prior to the end of a Minimum Annual Royalty Year, any amount by which the relevant royalties earned prior to such Termination Date is less than the Minimum Annual Royalty applicable to such Minimum Annual Royalty Year.

15.4                        Survival. The obligations and rights of the parties under Sections 7.10, 7.11, 8.4.2, 8.4.3, 9, 10, 11.2 through 11.7, 14, 15, 16, 17, and Appendix A, will survive termination or expiration of this Agreement; provided, however, that notwithstanding the foregoing, in no event shall Section 7.11 survive for more than [***].

16.       Warranties and Indemnification.

16.1                        Mutual Representations and Warranties. The parties make the following representations and warranties to each other:

(A)                              Corporate Power. Each party hereby represents and warrants that as of the Effective Date such party (i) is duly organized and validly existing under the laws of the jurisdiction of its incorporation and has full corporate power and authority to enter into this Agreement and to carry out the provisions of this Agreement; (ii) has the requisite power and authority and the legal right to own and operate its property and assets, to lease the property and assets it operates under lease, and to carry on its business as it is now being conducted; and (iii) is in compliance with all requirements of applicable law, except to the extent that any

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noncompliance would not have a material adverse effect on its ability to perform its obligations under this Agreement.

(B)        Due Authorization. Each party hereby represents and warrants that as of the Effective Date such party (i) has the requisite power and authority and the legal right to enter into this Agreement and to perform its obligations hereunder; and (ii) has taken all necessary action on its part to authorize the execution and delivery of this Agreement and to authorize the performance of its obligations hereunder and the grant of rights extended by it hereunder.

(C)        Binding Agreement. Each party hereby represents and warrants to the other that as of the Effective Date (i) this Agreement has been duly executed and delivered on its behalf and is a legal and valid obligation binding upon it and is enforceable in accordance with its terms; (ii) the execution, delivery and performance of this Agreement by such party does not conflict with any requirement of applicable law or regulation or stock exchange rule or any provision of the articles of incorporation, bylaws or any similar instrument of such party, as applicable, in any material way, (iii) the execution, delivery and performance of this Agreement by such party does not conflict with any agreement, instrument or understanding, oral or written, to which it is a party or by which it may be bound, nor violate any law or regulation, or order of any court, governmental body or administrative or other agency having jurisdiction or authority over it; and (iv) all necessary consents, approvals and authorizations of all governmental authorities and other persons required to be obtained by it in connection with this Agreement have been obtained.

(D)       Litigation. Neither party is aware of any pending or threatened litigation (and has not received any communication) that alleges that such party’s activities related to this Agreement has violated, or that by conducting the activities as contemplated herein such party would violate, any of the intellectual property rights of any other party.

(E)         Debarment. Neither party nor any of its Affiliates has been debarred or is subject to debarment and neither such party nor any of its Affiliates will use in any capacity, in connection with the activities to be performed under this Agreement, any party who has been debarred pursuant to Section 306 of the Federal Food, Drug, and Cosmetic Act, as amended, or who is the subject of a conviction described in such section. Each party will inform the other party in writing immediately if it or any party who is performing services hereunder is debarred or is the subject of a conviction described in Section 306, or if any action, suit, claim, investigation or legal or administrative proceeding is pending or, to such party’s knowledge, is threatened, relating to the debarment or conviction of such party or any party performing activities hereunder.

16.2                        Representations, Warranties and Covenants Regarding Senomyx Technology. Senomyx represents, warrants and covenants as follows:  (i) as of the Effective Date, Senomyx is either the legal or beneficial owner or Controls and has the lawful right to license the Senomyx Technology to Ajinomoto in accordance with the terms of this Agreement; (ii) as of the Effective Date, to the best of Senomyx’s knowledge, there is no Third Party claim, lawsuit or threat of a lawsuit relating to the Senomyx Technology and Senomyx is not aware of any threats or warnings of such a Third Party suit; (iii) Senomyx has not, as of the Effective Date, and except as otherwise permitted under this Agreement, will not for the duration of the Term, enter into any research program or grant any rights in Senomyx Technology to any Third Party that would conflict with the exercise of the rights granted to Ajinomoto under this Agreement; (iv) as of the Effective Date, Senomyx has the right to disclose the information set forth in Section 3 regarding [***]; (v) as of the Effective Date, rights under the Senomyx Technology in the Territory in the [***] Category with respect to Senomyx [***] Compounds and/or Senomyx [***] Compounds have only been granted to [***]; and (vi) as of the Effective Date, no intellectual property rights [***] are included in the Senomyx Technology being licensed to Ajinomoto under this Agreement (however, Ajinomoto acknowledges that intellectual property rights of [***] by Senomyx under this collaboration, but are not being [***] pursuant to Section 8 of this Agreement).

16.3                        Warranty Disclaimer.

16.3.1              EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT, (1)  SENOMYX (INCLUDING ITS OFFICERS, EMPLOYEES AND AGENTS) EXPRESSLY DISCLAIMS ANY REPRESENTATIONS AND WARRANTIES, WHETHER EXPRESS OR IMPLIED, RELATING TO SENOMYX TECHNOLOGY; AND (2) SENOMYX FURTHER DISCLAIMS ANY EXPRESS OR IMPLIED WARRANTY (i) OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OF SENOMYX TECHNOLOGY OR SENOMYX PATENT RIGHTS; (ii) THAT THE PRACTICE OF SENOMYX TECHNOLOGY WILL NOT INFRINGE A PATENT, COPYRIGHT, TRADEMARK OR OTHER RIGHT OF A THIRD PARTY; AND (iii) REGARDING THE PATENTABILITY OF ANY SENOMYX TECHNOLOGY, INCLUDING, WITHOUT LIMITATION, SENOMYX TECHNOLOGY CLAIMED IN PATENT APPLICATIONS AS PART OF SENOMYX PATENT RIGHTS.

16.3.2              EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT, (1)  AJINOMOTO (INCLUDING ITS OFFICERS, EMPLOYEES AND AGENTS) EXPRESSLY DISCLAIMS ANY REPRESENTATIONS AND WARRANTIES, WHETHER EXPRESS OR IMPLIED,

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RELATING TO AJINOMOTO TECHNOLOGY; AND (2) AJINOMOTO FURTHER DISCLAIMS ANY EXPRESS OR IMPLIED WARRANTY (i) OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OF AJINOMOTO TECHNOLOGY OR AJINOMOTO PATENT RIGHTS; (ii) THAT THE PRACTICE OF AJINOMOTO TECHNOLOGY WILL NOT INFRINGE A PATENT, COPYRIGHT, TRADEMARK OR OTHER RIGHT OF A THIRD PARTY; AND (iii) REGARDING THE PATENTABILITY OF ANY AJINOMOTO TECHNOLOGY, INCLUDING, WITHOUT LIMITATION, AJINOMOTO TECHNOLOGY CLAIMED IN PATENT APPLICATIONS AS PART OF AJINOMOTO PATENT RIGHTS.

16.4                        Indemnification of Ajinomoto. Senomyx shall indemnify Ajinomoto, its Affiliates and their respective directors, officers, employees and agents (collectively, “Ajinomoto Indemnitees”), and defend and save each of them harmless, from and against any and all losses, damages, liabilities, costs and expenses (including without limitation, reasonable attorneys’ fees and expenses) (collectively, “Losses”) in connection with any and all Third Party suits, investigations, claims or demands (collectively, “Third Party Claims”) arising from or occurring as a result of (a) any material breach by Senomyx of this Agreement; (b) any representation or warranties made by Senomyx herein having been incorrect or misleading in any material respect; (c) any gross negligence or willful misconduct on the part of Senomyx or its Affiliates in performing any activity contemplated by this Agreement (for the avoidance of doubt, failure by Senomyx to disclose to Ajinomoto a [***] known to Senomyx with respect to a Senomyx [***] Compound or Selected Senomyx [***] Compound, [***], which [***] is a direct and proximate cause of the Loss, would be considered gross negligence); (d) a material violation of any contractual or fiduciary duty owed by any Senomyx Indemnitee (as defined in Section 16.5) to a Third Party; (e) any alleged or actual misappropriation or infringement of any Third Party’s intellectual property rights by a Senomyx Indemnitee; or (f) any alleged or actual misappropriation or infringement of any Third Party’s intellectual property rights arising out of any use of the Senomyx Technology (except for Jointly Owned Technology or [***]). Notwithstanding the foregoing, Senomyx shall have no obligation to indemnify an Ajinomoto Indemnitee to the extent, and only to the extent, that Ajinomoto has an obligation to indemnify any Senomyx Indemnitee pursuant to Section 16.5 for any such Losses.

16.5                        Indemnification of Senomyx. Ajinomoto shall indemnify Senomyx, its Affiliates and their respective directors, officers, employees and agents (collectively “Senomyx Indemnitees”), and defend and save each of them harmless, from and against any and all Losses in connection with any and all Third Party Claims arising from or occurring as a result of (a) any material breach by Ajinomoto of this Agreement ; (b) any representation or warranties

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made by Ajinomoto herein having been incorrect or misleading in any material respect; (c) any gross negligence or willful misconduct on the part of Ajinomoto or its Affiliates in performing any activity contemplated by this Agreement (for the avoidance of doubt, failure by Ajinomoto to disclose to Senomyx a [***] known to Ajinomoto with respect to a Senomyx [***] Compound or Selected Senomyx [***] Compound, [***], which [***] is a direct and proximate cause of the Loss, would be considered gross negligence); (d) any development, manufacturing, formulation, handling, storage, shipment, sale or other disposition of a Senomyx [***] Compound, Senomyx [***] Compound or a Selected Senomyx [***] Compound by or through Ajinomoto or its Affiliates or its permitted sublicensees; (e) a product liability claim on any [***] Product; (f) a material violation of any contractual or fiduciary duty owed by any Ajinomoto Indemnitee to a Third Party; (g) any alleged or actual misappropriation or infringement of any Third Party’s intellectual property rights by an Ajinomoto Indemnitee; or (h) any alleged or actual misappropriation or infringement of any Third Party intellectual property rights arising out of any use of the Ajinomoto Technology (except for Jointly Owned Technology) or the [***] (except to the extent any Losses arise in connection with the use of [***] by or on behalf of Senomyx). Notwithstanding the foregoing, Ajinomoto shall have no obligation to indemnify a Senomyx Indemnitee, except to the extent, and only to the extent, Senomyx has an obligation to indemnify any Ajinomoto Indemnitee pursuant to Section 16.4 for any such Losses.

16.6                        Notice of Claim. The indemnified party shall give the indemnifying party prompt written notice (an “Indemnification Claim Notice”) of any Losses or discovery of fact upon which such indemnified party intends to base a request for indemnification under Section 16.4 or Section 16.5, but in no event shall the indemnifying party be liable for any Losses that result from any delay in providing such notice. Each Indemnification Claim Notice must contain a description of the claim and the nature and amount of such Loss (to the extent that the nature and amount of such Loss are known at such time). The indemnified party shall furnish promptly to the indemnifying party copies of all papers and official documents received in respect of any Losses. All indemnification claims in respect of a party, its Affiliates or their respective directors, officers, employees and agents (collectively, the “Indemnitees” and each an “Indemnitee”) shall be made solely by such party to this Agreement (the “Indemnified Party”).

16.7                        Control of Defense. At its option, the indemnifying party may assume the defense of any Third Party Claim by giving written notice to the Indemnified Party within [***] after the indemnifying party’s receipt of an Indemnification Claim Notice. The assumption of the defense of a Third Party Claim by the indemnifying party shall not be construed as an

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acknowledgment that the indemnifying party is liable to indemnify any Indemnitee in respect of the Third Party Claim, nor shall it constitute a waiver by the indemnifying party of any defenses it may assert against any Indemnitee’s claim for indemnification. Upon assuming the defense of a Third Party Claim, the indemnifying party may appoint as lead counsel in the defense of the Third Party Claim any legal counsel selected by the indemnifying party. In the event the indemnifying party assumes the defense of a Third Party Claim, the Indemnified Party shall immediately deliver to the indemnifying party all original notices and documents (including without limitation, court papers) received by any Indemnitee in connection with the Third Party Claim. Should the indemnifying party assume the defense of a Third Party Claim, the indemnifying party shall not be liable to the Indemnified Party or any other Indemnitee for any legal expenses subsequently incurred by such Indemnified Party or other Indemnitee in connection with the analysis, defense or settlement of the Third Party Claim. In the event that it is ultimately determined that the indemnifying party is not obligated to indemnify, defend or hold harmless an Indemnitee from and against the Third Party Claim, the Indemnified Party shall reimburse the indemnifying party for any and all costs and expenses (including without limitation, attorneys’ fees and costs of suit) and any Losses incurred by the indemnifying party in its defense of the Third Party Claim with respect to such Indemnitee.

16.8                        Right to Participate in Defense. Without limiting the provisions of Section 16.7, any Indemnitee shall be entitled to participate in, but not control, the defense of such Third Party Claim and to engage counsel of its choice for such purpose; provided, however, that such engagement shall be at the Indemnitee’s own expense unless (a) the engagement thereof has been specifically authorized by the indemnifying party in writing, (b) the indemnifying party has failed to assume the defense and engage counsel in accordance with Section 16.7 (in which case the Indemnified Party shall control the defense), or (c) in the Indemnitee’s reasonable judgment, a material conflict of interest between the Indemnitee and the indemnifying party exists in respect of such Third Party Claim, provided that, in any event, the other provisions of this Section 16.8 shall continue to apply to such Third Party Claim.

16.9                        Settlement. With respect to any Losses relating solely to the payment of money damages in connection with a Third Party Claim and that will not result in the Indemnitee’s becoming subject to injunctive or other relief or otherwise adversely affect the business of the Indemnitee in any manner, and as to which the indemnifying party shall have acknowledged in writing the obligation to indemnify the Indemnitee hereunder, the indemnifying party shall have the sole right to consent to the entry of any judgment, enter into any settlement or otherwise dispose of such Loss, on such terms as the indemnifying party, in its sole discretion, shall deem appropriate. With respect to all other Losses in connection with Third Party Claims, where the indemnifying party has assumed the defense of the Third Party Claim in accordance with Section 16.7, the indemnifying party shall have authority to consent to the entry of any judgment, enter into any settlement or otherwise dispose of such Loss provided it obtains the prior written consent of the Indemnified Party (which consent shall not be unreasonably withheld or delayed). The indemnifying party shall not be liable for any settlement or other disposition of a Loss by an Indemnitee that is reached without the written consent of the indemnifying party. Regardless of whether the indemnifying party chooses to defend or prosecute any Third Party Claim, no Indemnitee shall admit any liability with respect to, or settle, compromise or discharge, any Third Party Claim without the prior written consent of the indemnifying party, except in the event the Indemnified Party has assumed control of the defense of such Third Party Claim pursuant to Section 16.8(b).

16.10                 Cooperation. Regardless of whether the indemnifying party chooses to defend or prosecute any Third Party Claim, the Indemnified Party shall, and shall cause each other Indemnitee to, cooperate in the defense or prosecution thereof and shall furnish such records, information and testimony, provide such witnesses and attend such conferences, discovery proceedings, hearings, trials and appeals as may be reasonably requested in connection therewith. Such cooperation shall include access during normal business hours afforded to the indemnifying party to, and reasonable retention by the Indemnified Party of, records and information that are reasonably relevant to such Third Party Claim, and making Indemnitees and other employees and agents available on a mutually convenient basis to provide additional information and explanation of any material provided hereunder, and the indemnifying party shall reimburse the Indemnified Party for all its reasonable out-of-pocket expenses in connection therewith.

16.11                 Expenses. Except as provided above, the reasonable and verifiable costs and expenses, including without limitation, fees and disbursements of counsel, incurred by the Indemnified Party in connection with any claim shall be reimbursed on a calendar quarter basis by the indemnifying party, without prejudice to the indemnifying party’s right to contest the Indemnified Party’s right to indemnification and subject to refund in the event the indemnifying party is ultimately held not to be obligated to indemnify the Indemnified Party.

17.       Miscellaneous.

17.1                        Force Majeure. Neither party shall be held liable or responsible to the other party or be deemed to have defaulted under or breached this Agreement for failure or delay in fulfilling or performing any term of this Agreement when such failure or delay is caused by or results from events beyond the reasonable control of the non-performing party, including without limitation, fires, floods, earthquakes, hurricanes, typhoons, landslides, embargoes, shortages, epidemics, quarantines, war, acts of war (whether war be declared or not) or terrorism, insurrections, riots, civil commotion, strikes, lockouts or other labor disturbances, acts of God or acts, omissions or delays in acting by any governmental authority. The non-performing party shall notify the other party of such force majeure within [***] after such occurrence by giving written notice to the other party stating the nature of the event, its anticipated duration, and any action being taken to avoid or minimize its effect. The suspension of performance shall be of no greater scope and no longer duration than is necessary and the non-performing party shall use commercially reasonable efforts to remedy its inability to perform; provided, however, that in the event the suspension of performance continues for [***] after the date of the occurrence, the parties shall meet to discuss in good faith how to proceed in order to accomplish the purposes of this Agreement.

17.2                        Governing Law and Jurisdiction. This Agreement will be governed by the laws of [***], as such laws are applied to contracts entered into and to be performed entirely within such state.

17.3                        Binding Effect. This Agreement will be binding upon and inure to the benefit of the successors and permitted assigns of the parties. Any assignment not in accordance with this Agreement will be void.

17.4                        Dispute Resolution.

(A)       Negotiation. The parties recognize that disputes or controversies as to certain matters may from time to time arise during the Term, which relate to either party’s rights and/or obligations hereunder (“Disputes”). It is the objective of the parties to establish procedures to facilitate the resolution of Disputes arising under this Agreement in an expedient manner by mutual cooperation and negotiation. The parties agree that prior to any arbitration concerning this Agreement, Senomyx’s duly authorized representative and Ajinomoto’s duly authorized representative will meet in person or by video-conferencing in a good faith effort to resolve any disputes concerning this Agreement. Within [***] of a formal request by either party to the other party, either party may, by written notice to the other party, have such dispute referred to their respective officers designated or their successors, for attempted resolution by good faith negotiations, such good faith negotiations to begin within [***] after such notice is received.

(B)       Arbitration. Any Dispute arising out of or relating to any provision of or in connection with this Agreement or the interpretation, enforceability, performance, breach, termination or validity hereof, including, without limitation, this arbitration clause, shall be solely and finally settled by binding arbitration pursuant to [***]. Any such arbitration shall be held in [***]

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[***]. There shall be [***] and [***]. In such latter case, each party shall name [***]. Within [***] following appointment of the arbitrator or arbitrators, if there are to be [***] arbitrators, the arbitrator(s) will hold a conference with the parties to the arbitration to establish a schedule pursuant to which an award will be rendered within [***] of such conference.  Each party hereto shall bear its own costs and expenses, but the compensation and costs and expenses of the arbitrators shall be borne equally between the parties participating in the arbitration. The English language shall be used in any and all arbitral proceedings and all documents, exhibits and other evidence shall be translated into the English language. Judgment upon any award rendered by the arbitrator(s), including without limitation, an award for specific performance or equitable relief as provided below, may be entered in any court having jurisdiction or application may be made to such court for confirmation of such award or a judicial acceptance of such award, and for an order of enforcement, or other legal remedy, as the case may be. The parties hereby waive all jurisdictional defenses in connection with any arbitration hereunder or the enforcement of an order or award rendered pursuant thereto (assuming that the terms and conditions of this arbitration clause have been complied with) and defenses based on the general invalidity of the underlying agreement or this arbitration clause. Notwithstanding the foregoing, in no event will a demand for arbitration be made, or effective if made, following the time when the institution of a legal or equitable proceeding based on such claim, dispute or other matter in question would be barred by the applicable statute of limitations.

(C)       Specific Performance. Each party hereby acknowledges that the remedies at law of the other Party for a breach or threatened breach of this Agreement may be inadequate and, in recognition of this fact, any party, upon posting any bond as determined by the arbitral tribunal, and in addition to all other remedies that may be available, shall be entitled to seek, from the arbitral tribunal, equitable relief in the form of specific performance, injunctions or any other equitable remedy deemed appropriate to such arbitral tribunal.

(D)       Interlocutory Relief. Notwithstanding anything to the contrary in this Section 17.4, either party may seek immediate injunctive or other interim relief from any court of competent jurisdiction with respect to any breach of Sections 9 or 10 hereof, or otherwise to enforce and protect the Patent Rights, copyrights, trademarks, or other intellectual property rights

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Controlled by such party. In addition, arbitration will not be used to resolve disputes concerning Patent Rights Controlled by either party. Disputes concerning Patent Rights, including, without limitation, Disputes concerning patent ownership, claim language, claim scope and issues of validity will be settled in a court of law. Any arbitration ruling that relies on an interpretation of Patent Rights will have no binding effect in a court of law on any Patent Rights related to this Agreement, unless such Patent Rights have been adjudicated in a court of law.

(E)  Cumulative Remedies. Subject to Section 14.7, all remedies available to either party for breach of this Agreement are cumulative and may be exercised concurrently or separately, and the exercise of any one remedy will not be deemed an election of such remedy to the exclusion of any other remedy.

17.5                        Severability. If any term, covenant or condition of this Agreement or the application thereof to any party or circumstance is, to any extent, held to be invalid or unenforceable, then the remainder of this Agreement, or the application of such term, covenant or condition to parties or circumstances other than those as to which it is held invalid or unenforceable, will not be affected thereby and each term, covenant or condition of this Agreement will be valid and enforced to the fullest extent permitted by law; the parties covenant and agree to renegotiate any such term, covenant or condition or the application thereof in good faith in order to provide a reasonably acceptable alternative to the term, covenant or condition of this Agreement or the application thereof that is held invalid or unenforceable, it being the intent of the parties that the basic purposes of this Agreement are to be effectuated.

17.6                        Independent Contractors. It is expressly agreed that Ajinomoto and Senomyx will be independent contractors and that the relationship between the parties will not constitute a partnership or agency of any kind. Neither Ajinomoto nor Senomyx will have the authority to make any statements, representations or commitments of any kind, or to take any action, which will be binding on the other party, without the prior written authorization of the other party to do so.

17.7                        Entire Agreement; Amendment. This Agreement sets forth all of the covenants, promises, agreements, warranties, representations, conditions and understandings between the parties with respect to [***] Program I and [***] Program II, and supersedes and terminates all prior agreements and understandings between the parties, with respect to the subject matter of this Agreement, including without limitation, that certain Materials Transfer Agreement, dated May 17, 2005, between the parties hereto, which is hereby terminated and of no further force or effect. Notwithstanding the foregoing, any information or materials provided by Senomyx under such Materials Transfer Agreement shall be considered Confidential Information of Senomyx and will be subject to the terms of this Agreement including, without

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limitation, Section 9 and Section 10.  There are no covenants, promises, agreements, warranties, representations, conditions or understandings, either oral or written, between the parties other than as set forth in this Agreement. No subsequent alteration, amendment, change or addition to this Agreement will be binding upon the parties unless reduced to writing and signed by the respective authorized officers of the parties. This Agreement will not be strictly construed against either party. Any conflict between the terms set forth in the text of this Agreement and the terms of any Appendix hereto will be resolved in favor of the text of this Agreement.

17.8                        Waiver. Any waiver of any rights under this Agreement shall only be effective if in writing and signed by the party waiving such right. The waiver by either party of any rights will not operate or be construed as a waiver of the subsequent exercise of the same right or remedy or any of the other rights of such party or of any remedies provided in this Agreement and no failure of or delay in exercising any rights or remedy shall operate as a waiver of such right or remedy.

17.9                        Construction. The term “Article” or “Section” can refer to any single paragraph level found in this Agreement or any collection of multiple paragraphs thereunder.

17.10                 No Third Party Beneficiaries. No Third Party, including without limitation, any employee of any party to this Agreement (except as specifically provided in this Agreement), will have or acquire any rights by reason of this Agreement. Nothing contained in this Agreement will be deemed to make the parties partners of each other or any Third Party.

17.11                 Notices. Any request, notices or communications provided for in this Agreement to be made by either party to the other party must be in writing, in English, and will be made by prepaid air mail or overnight courier with return receipt addressed to the other party at its address set forth below. Any such notice or communication may also be given by hand, or facsimile to the appropriate designation. Notices will be sent:

If to Senomyx, to:	Senomyx, Inc.
11099 North Torrey Pines Road
La Jolla, CA 92037
U.S.A.
Facsimile number: (858) 404-0750
Attention: General Counsel with a copy to the President

If to Ajinomoto, to:	Ajinomoto Co., Inc.
15-1, Kyobashi 1-chome,
Chuo-ku, Tokyo 104-8315,
Japan

Facsimile number:  [***]

Attention:  [***]

With a copy to:

[***]

By like notice, either party may specify or change an address to which notices and communications must be thereafter sent. Notices sent by mail, facsimile or overnight carrier will be effective upon receipt and notices given by hand will be effective when delivered.

17.12                 Assignment. Notwithstanding any provision of this Agreement to the contrary, neither party may assign any of its rights or obligations under this Agreement in any country to any third party without the prior written consent of the non-assigning party, which consent will not be unreasonably withheld; provided, however, that either party may assign its rights and obligations under this Agreement without the consent of the other party [***] to any Affiliate. [***]  Notwithstanding the foregoing, any such assignment to an Affiliate will not relieve the assigning party of its responsibilities for performance of its obligations under this Agreement. This Agreement will survive any merger or consolidation of either party with or into another party and, [***]. Any assignment in contravention of the provisions of this Section 17.12 shall be null and void ab initio.

17.13                 Headings. The headings and captions in this Agreement are for convenience of reference only and in no way define, describe, extend or limit the scope or intent of this Agreement or the intent of any provision contained in this Agreement.

17.14                 Counterparts. This Agreement may be executed in two counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument.

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IN WITNESS WHEREOF, the parties, through their authorized officers, have executed this Agreement as of the Effective Date.

SENOMYX, INC.		AJINOMOTO CO., INC.

By:	/s/ Kent Snyder	By:	/s/ Tohru Nishiyama

Name: Kent Snyder		Name: Tohru Nishiyama
Title: President and Chief Executive Officer		Title: Member of the Board & Corporate
Executive Deputy President

Date:	March 23, 2006	Date:	March 23, 2006

APPENDIX A - DEFINITIONS

“Affiliate” means any corporation, company, partnership, joint venture, association or other entity, which directly or indirectly controls, is controlled by or is under common control with a party. As used in this definition, the term “control” means direct or indirect beneficial ownership of at least fifty percent (50%) (or such lesser percentage which is the maximum allowed to be owned by a foreign corporation in a particular jurisdiction) of the outstanding securities having voting rights for the election of directors in a corporation or of the comparable equity interest in any other type of entity.

“Agreement” means this agreement, together with all appendices attached to it, as it may be amended or supplemented from time to time hereafter by a written agreement executed by authorized representatives of both parties.

“[***]” means new [***] of [***] developed by Ajinomoto independently or together with Senomyx.

“Ajinomoto Know-How” means, to the extent useful for purposes of the activities to be conducted under this Agreement, Know-How Controlled by Ajinomoto as of the Effective Date [***] and Know-How under Jointly Owned Technology.

“Ajinomoto Patent Rights” means, to the extent useful for purposes of the activities to be conducted under this Agreement, Patent Rights Controlled by Ajinomoto as of the Effective Date [***] and Patent Rights under Jointly Owned Technology, including, without limitation, any Patent Rights containing one or more claims to an Invention made solely by employees or agents of Ajinomoto.

“Ajinomoto Technology” means Ajinomoto Patent Rights and Ajinomoto Know-How.

“[***] Category” means [***].

“Co-Exclusive” means, with respect to the Territory and Co-Exclusive Field, that the right may be granted by Senomyx to [***] and may not be granted to [***]. For the avoidance of doubt, the foregoing shall not be construed to prevent Senomyx from performing its obligations under this Agreement.

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“Co-Exclusive Field” shall mean [***] Product Category II to the extent rights granted therein by Senomyx to Ajinomoto are Co-Exclusive.

“Collaborative Period” means the period beginning on the Effective Date and ending three (3) years thereafter, unless extended by Ajinomoto as provided above.

“Collaborative Program” means [***] Program I and [***] Program II.

“Confidential Information” of a party means all Inventions, Know-How or other information, including, without limitation, information and material (whether or not patentable) regarding technology, products, research, development, manufacturing, marketing, finances, personnel or other business information or objectives which is designated as “Confidential” or “Proprietary” in writing by the disclosing party, whether by letter or by the use of an appropriate stamp or legend, prior to or at the time any such Inventions, Know-How or other information is disclosed by the disclosing party to the other party. Notwithstanding the foregoing to the contrary, Inventions, Know-How or other information which is orally, electronically or visually disclosed by a party will constitute Confidential Information of a party if the disclosing party, within [***] after such disclosure, delivers to the other party a human or machine readable written document or documents describing the Inventions, Know-How or other information and referencing the place and date of such oral, visual, electronic or written disclosure and the names of the persons to whom such disclosure was made and identifies such Inventions, Know-How or other information as “Confidential” or “Proprietary”. [***].

“Control” or “Controlled” means, with respect to intellectual property, possession by a party, as of the Effective Date or during the Term, of the ability to grant a license or sublicense in accordance with the terms of this Agreement, without violating the terms of any agreement by such party with any Third Party.

“Exclusive” means exclusive even as to the party granting the license; provided, however, that [***].

“[***] Licensee” means [***] holding, as of the Effective Date, any rights that are Co-Exclusive with Ajinomoto in the Territory and/or Exclusive rights to Senomyx [***] Compounds and/or [***] Compounds in the [***] Category in the Territory.

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“Exploit” or “Exploitation” means to make, have made, import, use, sell, offer for sale, or otherwise dispose of, including without limitation, all discovery, research, development, registration, modification, enhancement, improvement, manufacture, storage, formulation, exportation, transportation, distribution, promotion and marketing activities related thereto.

“[***]” shall mean [***], to make a food product.

“FTE” means the annual full time equivalent of one (1) Senomyx scientist.

“[***] Category” means [***].

“Important Country” means [***].

“Invention(s)” means any invention including, without limitation, any new and useful process, method, or composition of matter, or improvement, whether or not patentable.

“Joint Invention(s)” has the meaning set forth in Section 9.4.

“Jointly Owned Technology” means Know-How and/or Patent Rights with respect to Joint Inventions that are jointly owned by Ajinomoto and Senomyx.

“Know-How” means information and data, whether or not patentable, which is not generally known to the public, including, without limitation, designs, concepts, formulae, software, techniques, practices, processes, methods, knowledge, skill, experience, expertise, technical information, and data, including pharmacological, toxicological and clinical test data, analytical and quality control data, patent and legal data or marketing, sales and manufacturing data.

“Net Sales” means, with respect to [***], the gross amount invoiced by Ajinomoto and its Affiliates and/or permitted sublicensees on any [***] of the [***], less the following items:

i)                 [***];

ii)              [***];

iii)           [***]; and

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iv)          any tax, tariff, duty or other governmental charge (other than an income tax) levied on [***] that is borne by [***].

Net Sales will be determined from the books and records of Ajinomoto, its Affiliates and/or its permitted sublicensees, maintained in accordance with the generally accepted accounting principles consistently applied of the country where [***]. Notwithstanding anything herein to the contrary, Net Sales involving [***] by Ajinomoto or an Affiliate of Ajinomoto shall [***].

“[***] Category” means [***].

“Patent Rights” means all rights associated with all U.S. or foreign (including regional authorities such as the European Patent Office) utility or provisional patents or patent applications, including any improvements, continuations, continuations-in-part, or divisionals or any substitute or equivalent applications, and any patent issuing thereon, including any reissue, reexamination or extension thereof.

“[***] Compounds” means all the compounds Controlled by Senomyx, except for [***] and Senomyx [***] Compounds.

“[***] Compounds” means compounds Controlled [***] by Senomyx [***], except for Senomyx [***] Compounds.

“Product Development Plan” has the meaning set forth in Section 3.5.

“Regulatory Approval” means any regulatory approvals, licenses, permits or consents issued by any governmental authority, authorizing the use of the Senomyx [***] Compounds and/or Senomyx [***] Compounds in food products for human consumption.

“Regulatory Approval Date” means the date that a Regulatory Approval is granted that will allow a Senomyx [***] Compound and/or a Selected Senomyx [***] Compound(s) to be manufactured, used for the [***] Products in the [***] Field and/or sold in a particular country in the Territory.

“Research Plans” means the detailed scientific research plans that define the key activities, responsibilities of the parties, research milestones and timeline for the [***] Program I and [***] Program II to be conducted under this Agreement. The Research Plans are incorporated by reference into this Agreement and will be maintained in the records of the Steering Committee.

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“Royalty Term” means, in the case of any [***] and as to any country within the Territory, the period of time commencing on [***] of such [***] in such country and ending upon the date that there no longer exists a Valid Claim in any Senomyx Patent Rights claiming the manufacture, use or sale of such [***]) in any country within the Territory in which such [***]. Notwithstanding the foregoing, jointly owned Ajinomoto Sole Inventions or [***] will [***]; provided, however, that such [***].

“[***] Category” means:

(i)                                     [***]; and

(ii)                                  [***];

provided, however, that the [***] Category does not include [***].

“Selected Senomyx [***] Compound(s)” means the Senomyx [***] Compound(s) selected by Ajinomoto for development.

“[***]” shall mean any [***]. Notwithstanding the foregoing, [***] excludes any Know-How that does not relate to, or claims within Patent Rights that do not claim the use of, any [***].

“Senomyx [***] Compounds” means [***].

“Senomyx Know-How” means any Know-How related to the Senomyx [***] Compounds, Senomyx [***] Compounds, and/or
Know-How under

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Jointly Owned Technology, which is not covered by the Senomyx Patent Rights, but which is useful for purposes of the activities to be conducted under this Agreement, and which is Controlled by Senomyx or its Affiliates as of the Effective Date or which becomes Controlled by Senomyx or its Affiliates [***].

“Senomyx [***] Compounds” means [***].

“Senomyx Patent Rights” means any Patent Rights relating to Senomyx [***] Compounds, Senomyx [***] Compounds, and/or Patent Rights under Jointly Owned Technology, that are useful for purposes of the activities to be conducted under this Agreement, and which are Controlled by Senomyx or its Affiliates as of the Effective Date [***].

“Senomyx Technology” means the Senomyx Patent Rights and Senomyx Know-How.

“[***] Field” means the following:  [***].

“[***] Category” means [***]. For the purpose of this definition [***].

“Substances” mean [***].

“Territory” means the following Asian countries, which list will at all times be subject to U.S. trade embargoes:

[***]	[***]	[***]

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[***]	[***]	[***]

“Third Party(ies)” means any party other than a party to this Agreement or an Affiliate of Senomyx or Ajinomoto.

“[***] Compound(s)” means compounds that [***].

“[***] Field” means [***] Product Category I, [***] Product Category II, [***]Product Category III and [***] Product Category IV.

“[***] Product(s)” means an Ajinomoto product(s) or an Ajinomoto Affiliate’s product(s) (pursuant to a permitted sublicense under Section 8.3) that incorporates one or more Senomyx [***] Compound(s) and/or Selected Senomyx [***] Compound(s), each for human consumption.

“[***]Product Category I” means [***]. Notwithstanding the foregoing, the [***] Product Category I specifically excludes [***].

“[***]Product Category II” means [***]. Notwithstanding the foregoing, the [***] Product Category II specifically excludes [***].

“[***]Product Category III” means [***]. Notwithstanding the foregoing, the [***] Product Category III specifically excludes [***].

“[***]Product Category IV” means [***]. Notwithstanding the foregoing, the [***] Product Category IV specifically excludes [***]

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[***].

“Valid Claim” means a claim of a pending patent application or an issued patent within the Patent Rights, which has not (i) expired or been canceled; (ii) been declared invalid by an unreversed and unappealable decision of a court or other appropriate body of competent jurisdiction; (iii) been admitted to be invalid or unenforceable through reissue, disclaimer or otherwise; and/or (iv) been abandoned.

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A APPENDIX B

FORM OF PRESS RELEASE

SENOMYX ANNOUNCES NEW COLLABORATIVE RESEARCH,
DEVELOPMENT, COMMERCIALIZATION AND LICENSE AGREEMENT
WITH
AJINOMOTO CO., INC.

LA JOLLA, CA – March xx, 2006 – Senomyx, Inc. (NASDAQ: SNMX), a leading company focused on using proprietary technologies to discover and develop novel flavor ingredients for the packaged food and beverage industry, announced today that it has entered into a new research, development, commercialization and license agreement with Ajinomoto Co., Inc., a market leader in food and culinary products. During the three-year collaborative period, the company will work with Ajinomoto on the discovery and development of novel flavor ingredients on an exclusive basis in the soup, sauce and culinary aids, and noodle product categories and on a co-exclusive basis in the bouillon product category within Japan and other Asian markets, including China and additional key countries. Ajinomoto has agreed to pay Senomyx an upfront license fee, discovery and development funding, and specified payments upon the achievement of milestones during the collaborative period. Upon commercialization, Senomyx will be entitled to royalty payments based on sales of Ajinomoto products containing any flavor ingredients developed under the agreement.

“We are extremely pleased to establish a new collaboration with Ajinomoto, a leader within Japan and other Asian markets. We believe this collaboration provides further validation of our approach while creating access within a number of large product categories,” stated Kent Snyder, President and Chief Executive Officer of Senomyx. “In addition, this collaboration supports our strategy of establishing partnerships with market leading companies that provide regional expertise on the taste characteristics preferred by local consumers. Our goal is to continue to leverage our discovery and development capabilities by establishing additional collaborations with market leaders seeking to create a competitive advantage for their products,” added Snyder.

“Senomyx now has eight product discovery and development collaborations with six of the world’s foremost packaged food and beverage companies: Ajinomoto, Cadbury Schweppes, Campbell Soup, Coca-Cola, Kraft Foods, and Nestlé,” Snyder noted.

Conference Call:

Senomyx will host a conference call at 9:00 a.m. Eastern Time (6:00 a.m. Pacific Time) today to discuss the Company’s new collaborations. To access the call in the U.S. dial XXXXXX or from outside the U.S. dial XXXXXX. The participant passcode for this conference call is XXXXXX. Additionally, the call will be webcast under the Investor Relations section of Senomyx’s website at www.Senomyx.com and will be archived there for 30 days following the conclusion of the conference call.

About Senomyx, Inc. (www.senomyx.com)

Senomyx is a leading company focused on using proprietary taste receptor-based assays, screening technologies and optimization chemistry to discover and develop novel flavors, flavor enhancers and taste modulators for the packaged food and beverage industry. Senomyx’s current programs focus on the development of flavors, flavor enhancers and taste modulators in the savory, sweet, salt and bitter taste areas. Senomyx has entered into product discovery and development collaborations with six of the world’s leading packaged food and beverage companies: Ajinomoto Co., Inc., Cadbury Schweppes, Campbell Soup Company, The Coca-Cola Company, Kraft Foods Global, Inc. and Nestlé SA.

About Ajinomoto Co., Inc. (www.ajinomoto.com)

Ajinomoto is one of the world’s top amino acids and food products manufacturers and is renowned for its technology and the quality of its products. Its business, established in 1909, is conducted all over the world and has an annual turnover of around US$10 billion.

Forward-Looking Statements

Statements included in this press release that are not a description of fact are forward-looking statements, including, but not limited to, statements regarding potential payments under our collaboration with Ajinomoto, plans for our taste receptor research, commercial potential, future products or additional collaborations. The inclusion of forward-looking statements should not be regarded as a representation by us that any of our plans, projections or future financial, scientific or business objectives will be achieved. Our actual results may differ materially from any projected future results set forth in this release as a result of the risks and uncertainties inherent in our business including, without limitation, difficulties or delays in developing, testing, obtaining regulatory approval, producing and marketing our flavors, flavor enhancers, taste modulators and related technologies; whether we will be able to further extend or expand our collaboration with Ajinomoto or enter into additional collaborations; our ability to collect royalties under our collaborations; the progress and timing of our scientific programs; changes in the laws or regulations of the United States and other countries that could adversely affect our and our collaborators’ ability to develop and commercialize our products; whether any of our collaborations will result in the discovery and development of novel flavors, flavor enhancers or taste modulators, improve the nutritional profile of products incorporating them or otherwise enhance our market position; our ability to protect our intellectual property and proprietary technology and to maintain and enforce our licensing arrangements with various third party licensors;  our ability to define the scope and validity of patent protection for our products and technologies; competition from other companies and flavor manufacturers and other risks detailed in our Securities and Exchange Commission filings, including our Annual Report on Form 10-K for the fiscal year ended December 31, 2004 and our Quarterly Report on Form 10-Q for the period ended September 30, 2005. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. All forward-looking statements are qualified in their entirety by this cautionary statement and we undertake no obligation to revise or update this news release to reflect events or circumstances after the date hereof.

Contact:

Gwen Rosenberg

Senomyx, Inc.

Executive Director, Investor Relations & Corporate Communications

858-646-8369

gwen.rosenberg@senomyx.com